EXHIBIT 10.1
Confidential Treatment Requested by
American Superconductor Corporation
Execution Copy

SUBCONTRACT AGREEMENT
This Subcontract Agreement No. 08900001-007 (the "Agreement") dated October 31, 2018 by and between American Superconductor Corporation, a Delaware corporation with offices at 114 East Main Street, Ayer, MA 01432 ("AMSC") and Commonwealth Edison, an Illinois corporation with offices at 440 South LaSalle, Chicago, IL 60605 ("Subcontractor"), and shall become effective as of the Effective Date (as defined below). AMSC and Subcontractor may be referred herein separately as a “Party” and collectively as the "Parties."
WHEREAS, the U.S. Department of Homeland Security (“DHS”) awarded that certain Other Transaction Agreement number HSHQDC-08-9-00001 (“the Prime Contract” and upon execution of the DHS Amendment (as defined below), the term “Prime Contract” shall mean the Prime Contract as amended by the DHS Amendment) to AMSC to develop, design and deploy an inherently fault current limiting high temperature superconductor (“HTS”) electric cable system;
WHEREAS, AMSC and Subcontractor desire to work together to complete Phase 2 (as that term is defined in the Prime Contract as in effect on the date hereof) (the “Project”);
WHEREAS, AMSC has submitted to DHS a proposed form of amendment to the Prime Contract which authorizes the substitution of Subcontractor for Consolidated Edison for performance of the Project, and contains all DHS necessary consents or authorizations for Subcontractor to perform the Project, which amendment is attached hereto as Appendix G (the “Proposed DHS Amendment”);
WHEREAS, DHS shall deliver a signed amendment to the Prime Contract which authorizes the substitution of Subcontractor for Consolidated Edison for performance of the Project, and contains all DHS necessary consents or authorizations for Subcontractor to perform the Project to AMSC for its signature (the “DHS Amendment”);
WHEREAS, this Agreement shall become effective on the date on which AMSC and DHS have signed the DHS Amendment (the “Effective Date”);
WHEREAS, until the Effective Date, this Agreement shall not be deemed to create any obligation by either Party to the other Party, or require any Party to perform any obligation with respect to the tasks described in the Prime Contract, except as expressly set forth herein; and
WHEREAS, notwithstanding the foregoing, the Parties shall be bound by the Non-Disclosure Agreement signed by the Parties on October 31, 2018 (the “NDA”).
NOW, THEREFORE, in consideration of the terms and covenants of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged by the Parties, the Parties agree, effective as of the Effective Date, as follows:
SECTION 1.SCOPE OF THE AGREEMENT AND SERVICES OBLIGATIONS
1.1.    Scope. AMSC and Subcontractor acknowledge and agree that this Agreement sets forth the duties and obligations of the Parties for the Project as is described in the Statement of Work attached hereto as Appendix A (the “Statement of Work” or “Appendix A”).
1.2.    Performance by Subcontractor. Subcontractor shall (i) perform those tasks to be performed by it as described in the Statement of Work in accordance with the terms of this Agreement, (ii) cause its subcontractors to perform any tasks in order to achieve the milestones set forth in Section 3.2 below

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

(“Milestones”) that are indicated as Subcontractor’s responsibility, and perform its responsibilities in accordance with this Agreement and the appendices attached hereto (“Appendices”), including by meeting all Milestones that are Subcontractor’s responsibility; and (iii) cooperate with and provide reasonable support to AMSC in connection with AMSC’s performance of its obligations under this Agreement and the Prime Contract (collectively (i) through (iii) are referred to as the “Subcontractor Work”). Subcontractor represents and warrants that it has the legal right to perform the Subcontractor Work. Subcontractor shall provide Subcontractor personnel and subcontractors that have the necessary skills and experience to perform the Subcontractor Work. Subcontractor shall assign the Subcontractor Work to those of its personnel or outside contractors, as it shall determine, who have the necessary skills and experience. Subcontractor shall cause the Subcontractor Work to be performed in a professional and workmanlike manner, and Subcontractor shall use commercially reasonable efforts to cause the Subcontractor Work to be performed in a timely manner.
1.3.    Performance by AMSC and its Other Subcontractors. AMSC shall: (i) in accordance with its role as prime contractor for the Project, perform overall Project management; however, under no circumstances will AMSC have control over the manner or methods, including without limitation the processes and procedures, in which Subcontractor performs the Subcontractor Work hereunder; (ii) perform the tasks attributed to AMSC and ensure the performance of all tasks attributed to the other subcontractors engaged by AMSC (“Other Subcontractors”), set forth in the Statement of Work, (iii) perform in accordance with the terms of the Prime Contract, (iv) perform its responsibilities in accordance with this Agreement and the Appendices, including by meeting all milestones that are AMSC’s responsibility; and (v) cooperate with and provide reasonable support to Subcontractor in connection with Subcontractor’s performance of its obligations under this Agreement (collectively (i) through (v) are referred to as the “AMSC Obligations”). AMSC represents and warrants that AMSC and each of its Other Subcontractors has, and shall have, the legal right to perform the AMSC Obligations. AMSC shall provide AMSC personnel and Other Subcontractors that have the necessary skills and experience to perform the AMSC Obligations. AMSC shall cause the AMSC Obligations to be performed in a professional and workmanlike manner, and AMSC shall use commercially reasonable efforts to cause the AMSC Obligations to be performed in a timely manner. If AMSC receives notification of default or breach of the Prime Contract from DHS, AMSC shall immediately notify Subcontractor of such default or breach, and whether AMSC disputes such notice of default or breach, and to the extent such default or breach relates to the Project, provide Subcontractor a reasonable opportunity to assist in remedying such default or breach.
1.4.    Acceptance. AMSC shall notify the Subcontractor in writing when the HTS Cable System (as defined in Appendix A) is ready for inspection and testing. If Subcontractor concurs that the HTS Cable System is ready for inspection and testing, Subcontractor will make the inspection and conduct testing within thirty (30) days. If the HTS Cable System performs in accordance with the terms of this Agreement, including the warranties set forth in Sections 16.1 and 16.2, and the terms of any applicable Statement of Work, Subcontractor shall accept the System by delivering a written notice of acceptance (the “Notice of Acceptance”) to AMSC within ten (10) days after the completion of testing. In the event Subcontractor does not send either a Notice of Acceptance or notice of deficiencies within such ten (10) day period, then AMSC shall notify the Subcontractor in writing that Subcontractor has an additional ten (10) days from the receipt of such notice to send either a Notice of Acceptance or notice of deficiencies. In the event Subcontractor does not send either a Notice of Acceptance or notice of deficiencies within such subsequent ten (10) day period, then the HTS Cable System shall be deemed accepted by Subcontractor (“Deemed Acceptance”). Subcontractor shall not have a right to rescind Acceptance once provided. Notwithstanding anything to the contrary herein, Subcontractor shall have no obligation to accept the HTS Cable System if there has been an adverse event under Section 2.2.4 of this Agreement within thirty (30) days prior to the Acceptance (as defined below) of the HTS Cable System. As used in this Agreement,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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the term “Acceptance” shall mean the first to occur of (i) Subcontractor delivers a Notice of Acceptance, or (ii) a Deemed Acceptance.
1.5.     This Agreement is comprised of the following:
•This Subcontract Agreement
•Appendix A – Statement of Work
•Appendix B – Limited Rights Proprietary Information
•Appendix C – reserved
•Appendix D – Letter of Credit
•Appendix E – Backup Inventory
•Appendix F – Assigned Warranties
•Appendix G – Proposed DHS Amendment
In the event there is a conflict between the provisions contained herein and those of the Appendices, the order of precedence shall be as listed above.
1.6.    Each Party shall perform its obligations in a competent, timely and efficient manner and in compliance in all material respects with all laws, statutes, codes, ordinances, rules, regulations, lawful orders, applicable guidance documents from regulatory agencies including judicial decrees and interpretations, standards, permits and licenses, including environmental laws, tax laws and applicable tax treaties, health, safety, building, and employment laws, as amended from time to time, of all Governmental Authorities that are applicable to such Party’s respective obligations hereunder or applicable to any related Project documentation (“Applicable Law”). As used herein, the term “Governmental Authorities” shall mean any and all federal, state, county, municipal, local government, or any agency or subdivision of any or all of the foregoing, or any quasi-governmental agency, self-regulating organization, board, bureau, commission, department, instrumentality, or public body, or any court, administrative agency, arbitrator, mediator, regulator, or other tribunal or adjudicative authority with jurisdiction over the applicable Party and/or the Project.
1.7.    Delays. To the extent permitted by Applicable Law, whenever a Party becomes aware that any actual or potential condition, event or occurrence (other than a Force Majeure Event (as defined below), in which case the provisions of Section 17.5 shall apply) may (a) delay or threaten to delay its timely performance hereunder, or (b) render it impossible or impractical to perform its obligations, the Party so affected shall promptly give notice thereof to the other Party, including the cause and expected duration of the delay and all other relevant information with respect thereto.
SECTION 2.TERM AND TERMINATION
2.1.    Term. The period of performance of this Agreement shall begin on the Effective Date and, unless sooner terminated in accordance with this Section 2, shall continue through and until the completion of the Warranty Period (as defined below) (the “Term”).

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
American Superconductor Corporation

2.2.    Termination Events.
2.2.1.    Termination for Bankruptcy. Either Party may, by written notice to the other Party, cancel the whole or any portion of the Agreement in the event the other Party (i) becomes insolvent or admits its inability to pay its debts generally as they become due; (ii) becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law, which is not fully stayed within seven (7) business days or is not dismissed or vacated within ninety (90) days after filing; (iii) is dissolved or liquidated or takes any corporate action for such purpose; (iv) makes a general assignment for the benefit of creditors; or (v) has a receiver, trustee, custodian or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.
2.2.2.    Termination for Breach. In the event that either Party commits any material breach of any representation, warranty or obligation under this Agreement which is not, within thirty (30) days of written notice thereof, (i) cured, (ii) is in the process of being cured pursuant to a plan as agreed upon by the Parties, or (iii) as may otherwise be negotiated by the Parties, the non-breaching Party may immediately terminate this Agreement; provided that Subcontractor may terminate this Agreement immediately upon written notice in the event that AMSC fails to provide the Letter of Credit (including any required replacement or renewal thereof) pursuant Section 3.4. For the avoidance of doubt, AMSC’s failure to deliver the HTS Cable System which performs in accordance with the terms of this Agreement, including the warranties set forth in Section 16 and the terms of any applicable Statement of Work, shall be a material breach under this Agreement, subject to AMSC’s opportunity to cure as set forth in the previous sentence.
2.2.3.    Termination of or Amendment to the Project by U.S. Government. AMSC shall notify Subcontractor within three (3) days following the occurrence of (a) sending or receiving any notice of termination of the Prime Contract, (b) any termination of the Prime Contract, or (c) any amendments to the Prime Contract with regards to the Project, other than the amendments set forth in the Proposed DHS Amendment. For the avoidance of doubt, only amendments to the Prime Contract which would affect the Project, including with respect to construction requirements or standards, a Party’s expenditure of funds or time, or the ability of the either Party to perform its obligations in connection with the Project, shall be subject to Section 2.2.3(c).

2.2.3.1.
Either Party may terminate, at its sole discretion, this Agreement within thirty (30) days following the receipt of notice of a termination of the Prime Contract, except that, if a termination of the Prime Contract is due to AMSC’s breach of the Prime Contract, only Subcontractor may terminate this Agreement, which right to terminate may be exercised at its sole discretion.

2.2.3.2.	If the DHS Amendment differs from the Proposed DHS Amendment with regards to the Project (an “OTA Change”), the Parties agree as follows:

2.2.3.2.1.	AMSC shall include in the written notice required pursuant to Section 2.2.3(c) a copy of the signed DHS Amendment (“Modification Notice”).

2.2.3.2.2.
Subcontractor may request a meeting with AMSC to review the DHS Amendment by delivering a written notice to AMSC (“Negotiation Request”) at any time prior to the expiration of 30 days after receipt of the Modification Notice.

2.2.3.2.3.	Promptly following AMSC’s receipt of any Negotiation Request, Subcontractor and AMSC shall meet to discuss the OTA Change and possible

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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adjustments to this Agreement that may be requested by Subcontractor as a result of the OTA Change (“Requested Adjustment”). If, during the 30 days after the date that AMSC receives the Negotiation Request, or during any longer period as agreed upon in writing by the Parties, the Parties cannot reach an agreement with respect to any Requested Adjustment, either Party can terminate this Agreement by delivering a written termination notice to the other Party (“Termination Notice”). The Parties shall use good faith efforts to negotiate and cooperate with each other regarding any Requested Adjustment. Upon delivery of a Termination Notice, the Agreement shall terminate.

2.2.3.2.4.
In the event that Subcontractor fails to deliver a Negotiation Request on or before 30 days after receipt of a Modification Notice or if Subcontractor provides AMSC with written notice that it waives its right to require a Requested Adjustment during such 30 day period, Subcontractor shall be deemed to have waived its right to require a Requested Adjustment and neither Party shall be entitled to terminate this Agreement pursuant to Section 2.2.3.2.3.

2.2.3.3.	If DHS submits any additional amendments to the Prime Contract to AMSC regarding the Project after the Effective Date (each, a “Subsequent DHS Amendment”), the Parties agree as follows:

2.2.3.3.1.	AMSC shall include in the written notice required pursuant to Section 2.2.3(c) a copy of the signed Subsequent DHS Amendment (“Subsequent Modification Notice”).

2.2.3.3.2.
Subcontractor may request a meeting with AMSC to review such Subsequent DHS Amendment by delivering a written notice to AMSC (“Subsequent Negotiation Request”) at any time prior to the expiration of 30 days after receipt of the Subsequent Modification Notice.

2.2.3.3.3.
Promptly following AMSC’s receipt of the Subsequent Negotiation Request, Subcontractor and AMSC shall meet to discuss the Subsequent DHS Amendment and possible adjustments to this Agreement that may be requested by Subcontractor as a result of the Subsequent DHS Amendment (“Subsequent Requested Adjustment”). If, during the 30 days after the date that AMSC receives the Subsequent Negotiation Request, or during any longer period as agreed upon in writing by the Parties, the Parties cannot reach an agreement with respect to any Subsequent Requested Adjustment, either Party can terminate this Agreement by delivering written termination notice to the other Party (“Subsequent Termination Notice”). The Parties shall use good faith efforts to negotiate and cooperate with each other regarding any Subsequent Requested Adjustment. Upon delivery of a Subsequent Termination Notice, Subcontractor’s sole and exclusive remedy for any and all claims arising under Section 2.2.3.3 shall be as set forth in Section 2.2.8.2 of this Agreement.

2.2.3.3.4.
In the event that Subcontractor fails to deliver a Subsequent Negotiation Request on or before 30 days after receipt of a Subsequent Modification Notice or if Subcontractor provides AMSC with written notice that it waives its right to require a Subsequent Requested Adjustment during such 30 day period,

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

Subcontractor shall be deemed to have waived its right to require a Subsequent Requested Adjustment with respect to such Subsequent DHS Amendment and neither Party shall be entitled to terminate this Agreement pursuant to Section 2.2.3.3.3.
2.2.4.    Termination for Adverse Events. Subcontractor may terminate this Agreement within thirty (30) days after receipt of notice pursuant to Section 2.2.5 if any of the following events occur at any time from the Effective Date until the date the HTS Cable System has been Accepted in accordance with Section 1.4 herein (“Commissioning”):

2.2.4.1.
If AMSC commits any material default or violation of (a) any material debt agreement, instrument, indenture, mortgage or deed of trust to which it is a party or by which it is bound. AMSC shall provide Subcontractor with written notice of any material default as soon as possible after receipt thereof and, upon Subcontractor’s request, status reports and any material correspondence relating thereto; or (b) the Prime Contract, or DHS terminates the Prime Contract as a result of a breach by AMSC;

2.2.4.2.
If a Change In Control occurs. For purposes of this Agreement, the term “Change in Control” shall mean any of the following transactions or a series of related transactions where the acquiring, surviving or counter-party to the transaction is not a US domiciled entity having rated Baa/BBB or higher by Moody’s and S&P, respectively, on or after each of the announcement and consummation of the Change of Control:

2.2.4.2.1.	a sale, conveyance, transfer, distribution, lease, assignment, license or other disposition of all or substantially all of the assets of AMSC;

2.2.4.2.2.
any consolidation, merger, dissolution or reorganization of AMSC in which the holders of all of the equity securities or securities or instruments convertible or exchangeable for equity securities (collectively, “securities”) that may be entitled to vote for the election of any member of a board of directors or similar governing body of AMSC immediately prior to such transaction(s) hold less than fifty percent (50%) of the securities that may be entitled to vote for the election of any such member in such entity immediately following such transaction(s); or

2.2.4.2.3.
any sale, transfer, issuance, or disposition of any securities of AMSC in which the holders of all of the securities that may be entitled to vote for the election of any member of a board of directors or similar governing body of AMSC immediately prior to such transaction(s) hold less than fifty percent (50%) of the securities that may be entitled to vote for the election of any such member in such entity immediately following such transaction(s);

2.2.4.3.	If AMSC is unable to perform this Agreement as stated in writing by AMSC;
2.2.5.    Notification of Adverse Event.

2.2.5.1.	AMSC shall promptly provide written notice to Subcontractor:

2.2.5.1.1.	upon the occurrence of any of the events described in subsection 2.2.4. during the term from the Effective Date through the date of Commissioning, or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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2.2.5.1.2.	in the event that AMSC becomes aware or reasonably believes that any of the events described in subsection 2.2.4. is imminent or likely to occur during such period.
2.2.6.     Termination for Lack of Acceptance of Approvals.

2.2.6.1.
AMSC may terminate this Agreement upon providing thirty (30) days prior written notice to Subcontractor if Subcontractor does not pursue all necessary approvals and permits set forth in Appendix A with reasonable diligence.

2.2.6.2.
Either Party may terminate this Agreement upon providing thirty (30) days prior written notice to the other Party if Subcontractor is denied any necessary approval or permit required to be obtained by it on Appendix A and Subcontractor has not appealed, contested, or waived the condition or provided an alternate plan for obtaining such approval or permit within ninety (90) days after receipt of any such denial.

2.2.7.    Reimbursement of Allowable Costs Upon Termination. In the event of any termination of this Agreement, Subcontractor shall provide to AMSC a termination proposal detailing all unpaid costs and expenses that have not already been reimbursed by Payable Milestone(as defined in Section 3.2) payments hereunder incurred through the effective date of termination (“Unpaid Amounts”).
2.2.8.    Effect of Termination.

2.2.8.1.
If this Agreement is terminated by Subcontractor pursuant to Sections 2.2.1 and 2.2.2 hereof, Subcontractor shall, without limiting its other remedies set forth herein (subject to Sections 9.5 and 9.6), be entitled to draw the full $5,000,000 amount of the Letter of Credit (as defined below).

2.2.8.2.
If this Agreement is terminated pursuant to any of Sections 2.2.3.1, 2.2.3.3, 2.2.4 or 2.2.6 hereof, Subcontractor’s sole and exclusive remedy for any and all claims arising under Sections 2.2.3.1, 2.2.3.3, 2.2.4 and 2.2.6 shall be limited to the Payable Milestones invoiced and earned up to the date of such termination plus the then outstanding amount of the Letter of Credit.

2.2.8.3.
If this Agreement is terminated pursuant to Section 2.2.3.2, all rights and obligations of the Parties hereunder shall cease and be of no further force or effect; provided, however, the rights and obligations of the Parties under Section 4 (Proprietary Information), Section 5 (Intellectual Property), Section 9 (Indemnity and Limitation of Liability), Section 12 (Notices), and Section 17 (Miscellaneous) shall survive termination or cancellation of the Agreement indefinitely.

2.2.8.4.
Upon the expiration or earlier termination of this Agreement other than pursuant to Section 2.2.3.2, all rights and obligations of the Parties hereunder shall cease and be of no further force or effect; provided, however, that the rights and obligations of the Parties under Section 3 (Pricing and Payment), Section 10 (Insurance), and Section 16 (Inspection and Warranty) shall survive for the duration of the Warranty Period, if applicable. However, Section 4 (Proprietary Information), Section 5 (Intellectual Property), Section 9 (Indemnity and Limitation of Liability), Section 12 (Notices), and Section 17 (Miscellaneous), shall survive termination or cancellation of the Agreement

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indefinitely. Termination shall not prejudice either Party’s rights accruing with regard to any period prior to the effective date of termination.

2.2.9.	Continuation of Agreement after Termination Event

2.2.9.1.
Without limitation on or waiver of any other rights or remedies of Subcontractor hereunder, Subcontractor shall be entitled to draw on the then outstanding amount of the Letter of Credit, upon providing written notice to AMSC within thirty (30) days following the occurrence of (a) any event that would be a default or give rise to Subcontractor's right to terminate or draw on the Letter of Credit pursuant to Sections 2.2.1, 2.2.2, 2.2.3.1, 2.2.4 or 2.2.6, or (b) any breach or failure to perform by AMSC any obligation to deliver a deliverable or provide a service expressly required or included in its respective obligations pursuant to the terms of this Agreement, in the case where Subcontractor does not terminate the Agreement, in an amount equal to Subcontractor’s actual incurred damages caused by the occurrence of such event.

SECTION 3.PRICING AND PAYMENT
3.1.    The total projected value to be reimbursed to Subcontractor for the Subcontractor Work required to be provided pursuant to this Agreement, including all taxes, is US $1,000,000. AMSC’s total projected value of AMSC’s contribution of AMSC Obligations for the Project is [***], which amount includes the full cost of providing the HTS cable. AMSC shall pay to Subcontractor the amounts set forth below on the dates provided when Subcontractor satisfactorily completes the corresponding Milestone (“Payable Milestone”) or as otherwise set forth in the Statement of Work. Section 3.1 and 3.2 may be revised or modified in accordance with subparagraph 3.2.1 herein, however the Subcontractor’s reimbursement shall not exceed One Million Dollars (USD $1,000,000) in cash. The foregoing limitation shall exclude amounts due to Subcontractor in connection with any change order mutually agreed to by the Parties, or in connection with AMSC's indemnification obligations or the Letter of Credit obligations, and shall not be deemed to limit any remedy of Subcontractor at law, in equity or otherwise available pursuant to the terms of this Agreement. Failure to provide reimbursement of a Payable Milestone as and when required pursuant to Section 3.2 and 3.3 shall be deemed to be a material breach of this Agreement subject to Section 2.2.2 of this Agreement.

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3.2.    Schedule of Milestones

Milestone Number	Description	Milestone Date	Reimbursement Amount
1	Notice from Subcontractor that long-lead materials (as determined by Subcontractor) have been ordered to perform the Subcontractor Work having a sale price in an amount not less than $500,000 (“Payable Milestone #1”)	To be determined by Subcontractor upon receipt of the DHS Amendment	$500,000
2	Receipt by AMSC of plans for the designs described in Appendix A, Subcontractor Specific Responsibilities 1 through 4, together with a certification from Subcontractor that such designs are substantially complete, subject to any material assumptions set forth in such design plans.	To be determined by Subcontractor upon receipt of the DHS Amendment	$500,000

TOTAL MILESTONE COSTS			$1,000,000

3.2.1.    At any time during the Term of the Agreement, progress or results may indicate that a change in the Statement of Work and/or the Schedule of Payable Milestones (the “Schedule”) would be beneficial or required to achieve the program objectives. Recommendations for modifications, including justifications to support any changes to the Statement of Work and/or the Schedule will be documented in a letter and submitted by the Subcontractor to AMSC. This letter will detail the technical, chronological and financial impact, to the extent known to Subcontractor, of the proposed modification to this Agreement. Any resultant modification is subject to the mutual written agreement of the Parties. AMSC is not obligated to pay for, nor is Subcontractor obligated to perform, under the additional or revised Statement of Work or Schedule of Payable Milestones until such are formally adopted by mutual written agreement in accordance with the terms of this Agreement.
3.3.    Payments
Subcontractor shall invoice AMSC for each completed Payable Milestone per this Section 3, and the following information shall be included on each such invoice:

•	This Agreement Number

•	Invoice Number and Date

•	The time period covered by the invoice

•	Milestone Number and Description from Schedule of Payable Milestones

•	Milestone Completion Date

•	Written description of work performed to complete Milestone (one or two paragraphs)

•	Evidence of Subcontractor’s completion for each Milestone reimbursement claimed

•	Milestone Total Value in accordance with Schedule of Payable Milestones

•	Subcontractor’s Cost Share Amount

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•	Milestone Reimbursement Amount (Amount Claimed) in accordance with Schedule of Payable Milestones

3.3.1.
Subcontractor shall document each Payable Milestone by submitting the deliverables in accordance with the Schedule of Payable Milestones in Section 3.2 and 3.3, and as defined in the Statement of Work. Subcontractor shall submit an electronic invoice to the email addresses below. In no event shall the date on any invoice submitted by Subcontractor precede the date on which the milestone criteria were met, as evidenced by reasonable documentation upon request of AMSC.

Send Invoices to:
American Superconductor Corporation
Attn: Accounts Payable
114 East Main Street
Ayer, MA 01432
Or email to: ap@amsc.com

With a copy to:
American Superconductor Corporation
Attn: [***]
114 East Main Street
Ayer, MA 01432
Or email to: [***]@amsc.com
3.3.2.    AMSC shall reimburse Subcontractor for each completed Payable Milestone accomplished in accordance with Section 3.2 and the Statement of Work, delivered and invoiced in accordance with Section 3.3 above and approved by AMSC, subject only to Changes effectuated pursuant to Section 7. Any cost overruns incurred by Subcontractor as a result of Subcontractor’s negligence or breach of its obligations to perform the Subcontractor Work pursuant to the terms of this Agreement, will be paid entirely by Subcontractor. Any cost overruns incurred by Subcontractor as a result of AMSC’s or AMSC’s Other Subcontractor’s negligence or breach of its obligations to perform the AMSC Obligations pursuant to the terms of this Agreement, will be paid by AMSC. The Payable Milestones shall be the payment to which Subcontractor is entitled from AMSC in consideration of the completion of the Payment Milestones and shall become payable only after Subcontractor certifies that such Payable Milestone has been met. Payment shall be made by wire transfer to Subcontractor of immediately available funds in accordance with the instructions set forth immediately below or such other instructions as Subcontractor may hereafter provide by written notice delivered in accordance with this Agreement. Payments will be made by AMSC to Subcontractor’s address set forth below no later than thirty (30) days after Subcontractor delivers an invoice in accordance with Section 3.3 hereof. Subcontractor shall provide the following payment information to AMSC:
Bank Account of Subcontractor:
Bank Name:
Bank Address:
BIC:
Account Number:

3.4.
Letter of Credit. AMSC and Subcontractor have determined that in order to secure Subcontractor’s right to recover certain losses that may be incurred after the Effective Date and secure Subcontractor’s right to payment and performance pursuant to the terms of this Agreement, AMSC

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
American Superconductor Corporation

shall deliver (or cause to be delivered) to Subcontractor a clean, irrevocable Letter of Credit (as defined below) in form and content satisfactory to Subcontractor, naming Subcontractor as beneficiary, a copy of which is attached to this Agreement as Appendix D within ten (10) business days after the date on which the first of the following events occurs: (1) AMSC and DHS have signed the DHS Amendment, and the DHA Amendment does not contain an OTA Change pursuant to Section 2.2.3.2; (2) the DHS Amendment contains an OTA Change and the Subcontractor fails to deliver a Negotiation Request on or before 30 days after receipt of a Modification Notice pursuant to Section 2.2.3.2.4; (3) the DHS Amendment contains an OTA Change and Subcontractor provides AMSC with written notice that it has waived its right to a Requested Adjustment pursuant to Section 2.2.3.2.4, or (4) the DHS Amendment contains an OTA Change and the Parties have reached an agreement with regards to the Requested Adjustment. The Letter of Credit must be issued by an issuing financial institution having an A- or better rating by Standard & Poor's. As used in this Agreement, “Letter of Credit” shall mean the letter of credit delivered to Subcontractor pursuant to this Section 3.4, any replacement letter of credit, and any amendment or renewal of the letter of credit or the replacement letter of credit. If AMSC at any time provides a confirming letter of credit, a replacement confirming letter of credit or an amendment or renewal of the confirming letter of credit or the replacement letter of credit, then the term “Letter of Credit” in this Agreement shall also mean the confirming letter of credit as so amended, renewed or replaced. The initial Letter of Credit to be provided under this Agreement shall have a minimum term of one year and shall automatically renew for additional renewal terms of no less than six (6) months through Commissioning and until the earlier to occur of (i) 60 days after final, unconditional and non-appealable acceptance of the HTS Cable System into the ratebase or (ii) termination of the Warranty Period (as defined below), unless the Letter of Credit or Agreement has already been terminated or cancelled by Subcontractor or otherwise drawn in full by Subcontractor. The Letter of Credit shall initially be in the amount of $5,000,000. The Letter of Credit shall be valid for such time or until Subcontractor draws the full amount of the Letter of Credit or Subcontractor terminates the Letter of Credit. Subject to the terms of this Agreement, Subcontractor shall be entitled to draw on the Letter of Credit upon providing notice within sixty (60) days following the occurrence of (a) any event that would give rise to Subcontractor's right to terminate or draw on the Letter of Credit pursuant to Section 2.2.8, or (b) any breach or failure to perform by AMSC any obligation to deliver a deliverable or provide a service expressly required or included in its respective obligations pursuant to the terms of this Agreement or the applicable Statement of Work, in each case irrespective of whether or not Subcontractor terminates the Agreement, or (c) [***].
3.5.    U.S. Comptroller General Access to Records. To the extent that the total Government payments under this Agreement exceed $5,000,000 or to the extent required by Applicable Law, the Comptroller General, at its discretion, shall have access to and the right to examine records of any party to the Agreement or any entity that participates in the performance of this Agreement that directly pertain to and involve transactions relating to, the Agreement for a period of three (3) years after final payment is made. This requirement shall not apply with respect to any party to this Agreement or any entity that participates in the performance of the Agreement, or any subordinate element of such party or entity, that has not entered into any other contract, grant, cooperative agreement, or “other transaction” that provides for audit access by a Government entity in the 12 month period prior to the date of this Agreement. This paragraph only applies to any record that is created or maintained in the ordinary course of business or pursuant to a provision of law. The terms of this paragraph shall be included in all sub-agreements to the Agreement.
SECTION 4.PROPRIETARY INFORMATION

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

4.1.    Any and all Proprietary Information (as that term is defined in the NDA and which shall also include Proprietary Information described in Section 5 herein) disclosed by either Party during the course of performance under this Agreement shall be subject to the terms and conditions contained in the NDA, as modified from time to time by written agreement by the Parties.
4.2.    Notwithstanding any other term of this Agreement, or any other agreement between the Parties:
4.2.1.    Subcontractor hereby grants to AMSC, its affiliates, and their successors and assigns a nonexclusive, worldwide, royaltyfree, right under Subcontractor’s Proprietary Information and all intellectual property owned or controlled by Subcontractor, to perform the AMSC Obligations during the Term for the Project, through their employees and Other Subcontractors providing services for the Project.
4.2.2.    AMSC hereby grants to Subcontractor, its affiliates, and their successors and assigns, a nonexclusive, worldwide, royaltyfree, perpetual, irrevocable, right under AMSC’s Proprietary Information and all intellectual property owned or controlled by AMSC, necessary to perform the Subcontractor Work, and use, operate and maintain the HTS Cable System and any related or successor equipment and resources developed, delivered or deployed in connection with the Project , through their employees and subcontractors.
4.3.    AMSC represents and warrants that other than the rights licensed pursuant to Section 4.2, no consent of any third party is necessary to use, operate and maintain the HTS Cable System; provided that the sole liability for infringement, misappropriation or violation of a third party’s intellectual property shall be set forth in Section 9.3 hereof .
SECTION 5.INTELLECTUAL PROPERTY
5.1.    Definitions.
The following is taken directly from the Prime Contract and required to be flowed down to all subcontractors and, therefore, changes are not allowed. For the avoidance of doubt, as used in this Article, “CONTRACTOR” means Subcontractor and ”PRIME CONTRACT” shall also mean this Agreement.
As used in this Article, the following terms shall have the following meanings and such meanings shall be applicable to both the singular and plural forms of the terms. All other terms of this Section 8 shall be ascribed their plain, commonly accepted definitions.
5.1.1.    “PRIME CONTRACT” means the Other Transaction Agreement No. HSHQDC-08-9-00001, including the preceding letter contract, Phases 0-2, and any modifications thereto.
5.1.2.    “AUTHORIZED CONTRACTOR” means a DHS technical support services contractor, which is supporting the DHS OT Officer’s Representative, the Department of Energy’s (DOE’s) national laboratories, the National Aeronautics and Space Administration’s (NASA’s) Space Center Management Contractors and the Contractor for the operation and management of the Jet Propulsion Laboratory, the Department of Defense’s (DoD’s) Federally Funded Research and Development Centers and University Affiliated Research Centers.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

5.1.3.    “BACKGROUND DATA” are any copyrightable work (WORKS), PROPRIETARY INFORMATION, TECHNICAL DATA, or COMPUTER SOFTWARE, CREATED exclusively at private expense prior to the award of or outside the scope of the PRIME CONTRACT.
5.1.4.    “CREATED,” in relation to any WORK, means when the WORK is fixed in any tangible medium of expression for the first time, as provided at 17 U.S.C. § 101. “Background Works” are Works Created outside of the PRIME CONTRACT and “Foreground Works” are Works Created under the PRIME CONTRACT.
5.1.5.    “CRITICAL ENERGY INFRASTRUCTURE INFORMATION” means specific engineering, vulnerability, or detailed design information about proposed or existing critical infrastructure that: (1) relates details about the production, generation, transportation, transmission, or distribution of energy; (2) could be useful to a person in planning an attack on critical infrastructure; (3) is exempt from mandatory disclosure under the Freedom of Information Act, 5 U.S.C. 552 (2000); and (4) does not simply give the general location of the critical infrastructure. However, data that convey general operating, performance, and evaluation of operation characteristics of the HTS/FCL cable system will be considered FORM, FIT, and FUNCTION DATA.
5.1.6.    “DATA” means recorded information, regardless of form or the media on which it may be recorded. The term includes TECHNICAL DATA and COMPUTER SOFTWARE. The term does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.
5.1.7.    “FORM, FIT, AND FUNCTION DATA” means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability, and data identifying source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements. For computer software it means data identifying source, functional characteristics, and performance requirements but specifically excludes the source code, algorithms, processes, formulas, and flow charts of the software.
5.1.8.    “GOVERNMENT” or “U.S. GOVERNMENT” or “UNITED STATES GOVERNMENT” means the Government of the United States of America. For the purpose of limitations on the disclosure of BACKGROUND DATA, PHASES 0-2 FOREGROUND DATA, the Government means Federal employees of DHS, DOE, NASA, and DoD.
5.1.9.    “GOVERNMENT PURPOSE” means any activity in which the GOVERNMENT is a party, including cooperative agreements with international or multi-national defense organizations or sales or transfers by the GOVERNMENT to foreign governments or international organizations. GOVERNMENT PURPOSES include competitive procurement, but do not include the rights to use, modify, reproduce, release, perform, display, or disclose SUBJECT INVENTIONS or GOVERNMENT PURPOSE RIGHTS DATA for commercial purposes or authorize others to do so.
5.1.10.    “GOVERNMENT PURPOSE RIGHTS DATA” means TECHNICAL DATA OR COMPUTER SOFTWARE that is PHASES 0-2 FOREGROUND DATA, to the extent that the type of data is listed on Appendix B.
5.1.11.    “GOVERNMENT PURPOSE RIGHTS” means the rights to—

5.1.11.1.	Use, modify, reproduce, release, perform, display, or disclose GOVERNMENT PURPOSE RIGHTS DATA within the GOVERNMENT for GOVERNMENT PURPOSES only; and

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

5.1.11.2.
Release or disclose GOVERNMENT PURPOSE RIGHTS DATA outside the GOVERNMENT and authorize persons to whom release or disclosure has been made to use, modify, reproduce, release, perform, display, or disclose the GOVERNMENT RIGHTS DATA for GOVERNMENT PURPOSES only. DHS shall assure that any non-GOVERNMENT party receiving GOVERNMENT PURPOSE RIGHTS DATA shall be under an obligation not to disclose or to use the GOVERNMENT PURPOSE RIGHTS DATA except for the purposes of the PRIME CONTRACT.

5.1.12.    “INVENTION” means any invention or discovery that is or may be patentable or otherwise protectable under Title 35 of the United States Code or any novel variety of plant which is or may be protectable under the Plant Variety Protection Act (7 U.S.C. § 2321 et seq.).
5.1.13.    “LIMITED RIGHTS DATA” means BACKGROUND DATA.
5.1.14.    “LIMITED RIGHTS” means the rights to use, modify, reproduce, release, perform, display, or disclose, in whole or in part, within the GOVERNMENT but only in connection with this Project. The GOVERNMENT may not, without the written permission of the Contractor, release or disclose the LIMITED RIGHTS DATA outside the GOVERNMENT, use the LIMITED RIGHTS DATA for manufacture, or authorize the LIMITED RIGHTS DATA to be used by another party, except that the GOVERNMENT may reproduce, release or disclose such LIMITED RIGHTS DATA or authorize the use or reproduction of the LIMITED RIGHTS DATA by AUTHORIZED CONTRACTORS if reproduction, release, disclosure, or use is for-

5.1.14.1.	Use (except for commercial purposes) by support service contractors related to this Project.

5.1.14.2.	Evaluation of this Project by nongovernment evaluators.

5.1.14.3.	Use (except for commercial purposes) by other contractors participating in this Project.

5.1.14.4.	Emergency repair or overhaul work.
5.1.15.    “MADE” in relation to any INVENTION means the conception or first actual reduction to practice of such INVENTION.
5.1.16.    “PATENT” means an invention, for which the U.S. Patent and Trademark Office has issued a PATENT under title 35 of the U.S. Code, or any variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. § 2321, et seq.)
5.1.17.    “PRACTICAL APPLICATION” means to manufacture, in the case of a composition of product; to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the INVENTION is capable of being utilized and that its benefits are, to the extent permitted by law or GOVERNMENT regulations, available to the public on reasonable terms.
5.1.18.    “PROPRIETARY INFORMATION” means BACKGROUND DATA, including but not limited to that listed in Attachment 1 (“LIMITED RIGHTS PROPRIETARY INFORMATION”) hereto, owned by CONTRACTOR which was CREATED exclusively at private expense prior to the award of or outside the scope of the PRIME CONTRACT and which embodies trade secrets or which:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

5.1.18.1.	Is not generally known, or is not available from other sources without obligation restricting its disclosure;

5.1.18.2.	Has not been made available by the owners to others without obligation restricting its disclosure;

5.1.18.3.	Is not described in an issued patent or a published copyrighted work or is not otherwise available to the public without obligation restricting its disclosure; or

5.1.18.4.	Can be withheld from disclosure under the Freedom of Information Act, 5 U.S.C. § 552 et seq.; and

5.1.18.5.	Is identified as such by labels or markings designating the information as proprietary.
5.1.19.    “SPECIAL PURPOSE LICENSE” means a license to the GOVERNMENT conveying a nonexclusive, nontransferable, irrevocable, worldwide, royalty-free license to practice and have practiced any SUBJECT INVENTION for or on behalf of the GOVERNMENT for GOVERNMENT PURPOSES only.
5.1.20.    “SUBJECT INVENTION” means any INVENTION of any party MADE by its employees under the PRIME CONTRACT.
5.1.21.    “TECHNICAL DATA” means recorded information of a scientific or technical nature, regardless of form or the media on which it may be recorded, CREATED or used under the PRIME CONTRACT. The term includes TECHNICAL DATA and COMPUTER SOFTWARE.
5.1.22.    “COMPUTER SOFTWARE” as used in this clause, means computer programs, computer data bases, and documentation thereof, CREATED or used under the PRIME CONTRACT.
5.1.23.    “UNLIMITED RIGHTS” means the rights of the GOVERNMENT to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, in any manner and for any purpose, and to have or permit others to do so.
5.2.    Patents.
5.2.1.    PATENT Identification.

5.2.1.1.
The CONTRACTOR has provided a listing of all PATENTS and pending PATENT applications owned by the CONTRACTOR and its subcontractors associated with the technology that is being pursued under the PRIME CONTRACT, classified as BACKGROUND PATENTS or as SUBJECT INVENTIONS, which listing is attached as Appendix B.

5.2.1.2.	PATENT Indemnity.

5.2.1.2.1.
The CONTRACTOR shall indemnify AMSC and its officers, agents, and employees against liability, including costs, for infringement of any United States PATENT (except a PATENT issued upon an application that is now or may hereafter be withheld from issue pursuant to a Secrecy Order under 35 U.S.C. § 181) arising out of the manufacture or delivery of supplies, the performance of services, or

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

the construction, alteration, modification, or repair of real property (hereinafter referred to as “construction work”) under the Agreement, or out of the use or disposal by or for the account of AMSC of such supplies or construction work, but only in the event the infringement liability is based solely on the use, manufacture, offering for sale, sale, or importation of the deliverables provided by CONTRACTOR in accordance with this Agreement and any related BACKGROUND PATENTS. For avoidance of doubt, if the infringement liability is based on supplies, services, or construction work (A) covered by the SUBJECT INVENTIONS listed in Appendix B, (B) provided by AMSC or any other subcontractor of AMSC or (C) provided pursuant to services for any other portion of the Project not required pursuant to Section 2.2, CONTRACTOR shall have no indemnity obligation pursuant to this Agreement.

5.2.1.2.2.
This indemnity shall not apply unless the CONTRACTOR shall have been informed as soon as practicable by the GOVERNMENT of the suit or action alleging such infringement and shall have been given such opportunity as is afforded by applicable laws, rules, or regulations to participate in its defense. Further, this indemnity shall not apply to:

(A)    An infringement resulting from compliance with specific written instructions of the DHS OT Officer directing a change in the supplies to be delivered or in the materials or equipment to be used, or directing a manner of performance of the PRIME CONTRACT not normally used by the CONTRACTOR;
(B)    An infringement resulting from addition to or change in supplies or components furnished or construction work performed that was made subsequent to delivery or performance;
(C)    A claimed infringement that is unreasonably settled without the consent of the CONTRACTOR, unless required by final decree of a court of competent jurisdiction; or
(D)    An infringement resulting from: (1) the performance of AMSC or any other subcontractor of AMSC; or (2) compliance with specific written instructions of AMSC directing a change in the supplies to be delivered or in the materials or equipment to be used, or directing a manner of performance of the Agreement not normally used by the Subcontractor.

5.2.1.3.	For the purposes of this sub-clause “GOVERNMENT” shall mean AMSC.
5.2.2.    Disclosure of SUBJECT INVENTIONS. The CONTRACTOR will promptly disclose to the DHS OT Officer any SUBJECT INVENTION that is MADE by its employees or is MADE under any of the CONTRACTOR’s subcontracts after the execution of this Agreement.
5.2.3.    Allocation of Principal Rights. Each party shall separately own any SUBJECT INVENTIONS made solely by its employees under the PRIME CONTRACT. The parties shall jointly own SUBJECT INVENTIONS MADE jointly by the GOVERNMENT and any CONTRACTOR employees under the PRIME CONTRACT. The CONTRACTOR hereby grants the GOVERNMENT a SPECIAL PURPOSE LICENSE to each SUBJECT INVENTION.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

5.2.4.    Action to Protect the GOVERNMENT’s Interest.

5.2.4.1.
The CONTRACTOR agrees to execute or to have executed and promptly deliver to GOVERNMENT all instruments necessary to establish or confirm the rights the GOVERNMENT has throughout the world in those SUBJECT INVENTIONS.

5.2.4.2.
The CONTRACTOR shall include, within the specification of any United States PATENT application and any PATENT issuing thereon covering a SUBJECT INVENTION, the following statement: “This invention was made with Government support under Agreement No.: HSHQDC-08-9-00001. The Government has certain rights in the invention.”

5.2.5.    Reporting on Utilization of SUBJECT INVENTIONS. Upon request by the GOVERNMENT, the CONTRACTOR shall submit a final report on the utilization of SUBJECT INVENTIONS or on efforts at obtaining such utilization that are being made by the CONTRACTOR or its licensees or assignees. The report shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the CONTRACTOR, its subcontractor(s), and such other data and information as the GOVERNMENT may reasonably specify. The CONTRACTOR also agrees to provide additional reports as may be requested by the GOVERNMENT. The GOVERNMENT shall not disclose such information to persons outside the GOVERNMENT without permission of the CONTRACTOR.
5.2.6.    Non-exclusive Licenses to Others. In addition to the SPECIAL PURPOSE LICENSE, the CONTRACTOR, its exclusive licensee, or any assignee agree to grant a non-exclusive license(s) to a responsible applicant(s), upon terms that are reasonable under the circumstances, if:

5.2.6.1.
The CONTRACTOR or assignee has not taken effective steps, consistent with the intent of the PRIME CONTRACT, to achieve practical application of the SUBJECT INVENTION within 5 years of the termination or expiration of the PRIME CONTRACT;

5.2.6.2.	Such action is necessary to alleviate health or safety needs that are not reasonably satisfied by the CONTRACTOR, its exclusive licensees, or any assignee; or

5.2.6.3.	Such action is necessary to meet requirements for public use and such requirements are not reasonably satisfied by the CONTRACTOR, its exclusive licensee, or assignee.
If the CONTRACTOR, exclusive licensee, or assignee refuses to grant such a non-exclusive license, the GOVERNMENT has the right to seek resolution through the disputes process set forth in the Prime Contract.
5.3.    Copyrights
5.3.1.    COPYRIGHT Ownership. The CONTRACTOR shall own the copyright in all Foreground and Background Works which are copyrightable under Title 17, United States Code. The Contractor shall have the option to register the copyright at the Contractor’s expense.
5.3.2.    Rights to the GOVERNMENT. The CONTRACTOR hereby grants to the GOVERNMENT:

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

5.3.2.1.	UNLIMITED RIGHTS in all FORM, FIT, AND FUNCTION DATA and all Phase 0-2 FOREGROUND DATA, except to the extent that the PHASE 0-2 FOREGROUND DATA qualifies and is properly marked as:

5.3.2.1.1.	One of the types of data listed on Appendix B (LIMITED RIGHTS PROPRIETARY INFORMATION/GOVERNMENT PURPOSE RIGHTS DATA AND SOFTWARE);

5.3.2.1.2.	GOVERNMENT PURPOSE RIGHTS DATA produced under Phases 0-2; or

5.3.2.1.3.	LIMITED RIGHTS.
5.3.3.    Disclosure. The CONTRACTOR shall furnish to the GOVERNMENT, at no cost to the GOVERNMENT and upon written request by the GOVERNMENT, three (3) copies of each FOREGROUND DATA deliverable, if the WORK is required to be delivered to the GOVERNMENT under the PRIME CONTRACT.
5.3.4.    Additional Data Requirements.

5.3.4.1.
In addition to the TECHNICAL DATA or COMPUTER SOFTWARE specified to be delivered under the PRIME CONTRACT, the DHS OT Officer may, at any time during the PRIME CONTRACT performance or within a period of 3 years after acceptance of all items to be delivered under this the PRIME CONTRACT, order any data CREATED or specifically used in the performance of the PRIME CONTRACT.

5.3.4.2.	When data are to be delivered under this clause, the Contractor will be compensated for converting the data into the prescribed form, for reproduction, and for delivery.
5.3.5.    Consultation Before Disclosure.

5.3.5.1.
In the performance of Phase 2, DHS may need to disclose LIMITED RIGHTS DATA or GOVERNMENT PURPOSE RIGHTS DATA, whether the DATA originated under Phases 0-2, to third parties for assistance in its oversight of the Project. Paragraphs (b) and (c) of this clause describe the process by which that DATA will be made available.

5.3.5.2.
Prior to DHS’s disclosing any LIMITED RIGHTS DATA and PHASES 0-2 FOREGROUND DATA to AUTHORIZED CONTRACTORS, DHS will provide notice to the CONTRACTOR and allow a review for identification of relevant, competing work’s being performed by the same entity on a competing technology. Should any such circumstance be identified, DHS will acquire relevant facts, and the Parties will consult to reach a mutually agreeable strategy to safeguard the specific LIMITED RIGHTS or PHASES 0-2 FOREGROUND DATA.

5.3.5.3.	Prior to DHS’s disclosing any GOVERNMENT PURPOSE RIGHTS DATA outside of DHS, DHS will provide the notice to the CONTRACTOR.

5.3.5.4.
The parties agree to confer and consult with each other prior to publication or other public disclosure of the results of work under the PRIME CONTRACT to ensure that no LIMITED RIGHTS DATA or GOVERNMENT PURPOSE RIGHTS DATA and/or military critical technology or other controlled information is released. No CRITICAL ENERGY

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

INFRASTRUCTURE INFORMATION may be disclosed without the prior written consent of the party who owns such information. Prior to submitting a manuscript for publication or before any other public disclosure, each party will offer the other party ample opportunity to review and approve such proposed publication or disclosure, to submit objections, and to file applications for PATENTS in a timely manner. It is understood and agreed between the parties that the Contractor may need to consult with and obtain approval from a subcontractor or other third party whose information may be included in a proposed publication or disclosure and that Contractor will be afforded ample opportunity to do so.
5.4.    Subcontract Agreements. The CONTRACTOR shall include this Section 8, suitably modified, to identify the Parties, in all subcontracts or lower tier agreements, regardless of tier.
SECTION 6.DELIVERY AND INSTALLATION
6.1.    Delivery. Each Party shall be responsible for the delivery of all deliverables and the performance of all services required or included in its respective obligations pursuant to the terms of this Agreement and the Statement of Work.
6.2.    Each Party shall diligently pursue and otherwise use commercially reasonable efforts to render its performance in accordance with this Agreement and the Statement of Work.
6.3.    If a delivery is not completed in accordance with the schedule in Section 3.2 or Appendix A (the “Delivery Breach”), the Party obligated to deliver shall promptly notify the other Party of the estimated date for conforming delivery. The receipt or acceptance of all or part of a non-conforming delivery shall not constitute a waiver of any claim, right or remedy of the receiving Party under this Agreement or under applicable law.
6.4.    Installation of the Project. Each Party shall be responsible for the protection and care of the Project equipment and materials of the other Party while in the control or possession of such receiving Party or its subcontractors. Subcontractor shall make regular and diligent progress to complete the installation and energization of the Project in accordance with the terms and conditions of this Agreement.
SECTION 7.CHANGES
7.1.    Any Party may request, at any time and from time to time, by written notice to the other Party, a change in Project specifications or designs, or to the method of packing or shipment, quantity ordered, destination or delivery schedule of Project equipment (each a “Proposed Change”). If any such Proposed Change causes an increase or decrease in Subcontractor’s cost and/or the time for performance, Subcontractor shall notify AMSC in writing within fifteen (15) days after the date of written notice of the Proposed Change and such notice by Subcontractor shall include details of any cost and/or schedule impact, as applicable (“Change Proposal”). If AMSC and Subcontractor agree to the Change Proposal, AMSC shall submit such Change Proposal to DHS, and upon written approval by DHS, including approval of an increase in costs and DHS’s obligation to reimburse such increased costs related to the Change Proposal, Subcontractor and AMSC shall implement the Proposed Change. Both parties acknowledge that the time

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
American Superconductor Corporation

to process a Proposed Change may increase the overall Project schedule and that each Party will bear its own costs associated with that delay. If AMSC or Subcontractor does not agree to such Change Proposal or DHS does not approve such Proposed Change, the Parties shall continue the performance of their obligations hereunder and the Proposed Change shall not be effective. In no event shall either Party be bound by any Change Proposal or Proposed Change absent a written change order executed by Subcontractor and AMSC.
7.2.    Notwithstanding Section 7.1, AMSC shall agree to implement any Proposed Change to the extent Technically Feasible upon Commercially Reasonable Terms and shall agree to implement any Proposed Change without additional charge or schedule change to the extent the Proposed Change does not require material deviations from any Statement of Work, or from costs otherwise projected for such changed item. As used in this Section 7.2, the term “Technically Feasible” means capable of accomplishment as evidenced by prior commercial success within the superconductor industry for similar projects deployed worldwide; and “Commercially Reasonable Terms” means both financial and commercial terms that, individually and in the aggregate, are consistent with concepts of good faith and fair dealing and are no less favorable to Subcontractor than those contained in this Agreement, if any, and to other AMSC customers in similar circumstances for similar work, if any.
SECTION 8.REPORTING
8.1.    Subcontractor shall submit reports (the "Reports") to AMSC at such times and frequencies and containing such information as is required in writing by DHS or set forth in the applicable Statement of Work or required under the Prime Contract.
8.2.    Subcontractor represents and warrants that, to the best of its knowledge after due inquiry, all information included in the Reports shall be true and accurate in all material respects.
8.3.    Subcontractor expressly acknowledges and understands that the Reports may be delivered by AMSC to the DHS.
8.4.    AMSC shall have no obligation to Subcontractor to review the Reports, and neither Party shall be liable for claims made by third parties, except for any United States government agency, against the other Party for any errors or omissions in the Reports required or provided by such other Party.
SECTION 9.INDEMNITY AND LIMITATION OF LIABILITY
9.1.    Indemnification by Subcontractor. Subcontractor shall indemnify, defend and hold harmless AMSC, its affiliates and each of their respective officers, directors, employees, agents, successors and permitted assigns from and against any claim, loss, damage, liability or expense (including reasonable attorney’s fees) arising out of any personal injury (including death) to or property damage experienced by any third party, including without limitation AMSC’s employees, subcontractors and independent contractors, as a result of: (i) death or bodily injury to the extent caused by Subcontractor, its subcontractors or any affiliate thereof; (ii) the gross negligence or willful and/or reckless acts or omissions of Subcontractor or of its employees or subcontractors in its performance of its obligations

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
American Superconductor Corporation

under this Agreement (except to the extent resulting from the acts taken or omitted by Subcontractor or its employees or subcontractors at the direction of AMSC or its subcontractors, or for any design or specifications provided by AMSC or its subcontractors); (iii) Subcontractor’s failure to pay and discharge any taxes (including interest and penalties) for which Subcontractor is responsible; or (iv) any claim that any employee of Subcontractor, its affiliates, its contractors, or subcontractors is an employee of AMSC or a jointly employed by Subcontractor and AMSC. To receive the benefit of indemnification under this Section, the indemnified party must promptly notify Subcontractor of a claim or suit and provide reasonable cooperation (at Subcontractor’s expense) and tender to Subcontractor (and its insurer) full authority to defend or settle the claim or suit (provided that Subcontractor shall obtain AMSC’s prior written consent to any settlement that admits fault or wrongdoing on the part of AMSC or obligates AMSC to pay any amount not fully indemnified under this Agreement). Subcontractor has no obligation to indemnify for any settlement made without its consent or for any claim to the extent lack of prompt notice shall have prejudiced Subcontractor.
9.2.    Indemnification by AMSC. AMSC shall indemnify, defend and hold harmless Subcontractor, its affiliates and each of their respective officers, directors, employees, agents, successors and permitted assigns from and against any claim, loss, damage, liability or expense (including reasonable attorney’s fees) arising out of any personal injury (including death) to or property damage experienced by any third party, including without limitation Subcontractor’s employees, subcontractors and independent contractors, as a result of: (i) death or bodily injury to the extent caused by AMSC, its subcontractors or any affiliate thereof (ii) the gross negligence or willful and reckless misconduct of AMSC in its performance of its obligations under this Agreement (except to the extent resulting from the acts taken or omitted by AMSC or its employees or subcontractors at the direction of Subcontractor or its subcontractors, vendors or agents or for any design or specifications provided or approved by Subcontractor or its subcontractors, vendors or agents); (iii) AMSC’s failure to pay and discharge any taxes (including interest and penalties) for which AMSC or its subcontractors is responsible, or any lien or encumbrance placed upon the property of Subcontractor or its affiliates or subcontractors in connection with this Agreement as a result of AMSC or its subcontractor's acts or omissions; or (iv) any claim that any employee of AMSC, its affiliates, its contractors, or subcontractors is an employee of Subcontractor or a jointly employed by Subcontractor and AMSC. To receive the benefit of indemnification under this Section, the indemnified party must promptly notify AMSC of a claim or suit and provide reasonable cooperation (at AMSC’s expense) and tender to AMSC (and its insurer) full authority to defend or settle the claim or suit (provided that AMSC shall obtain Subcontractor’s prior written consent to any settlement that admits fault or wrongdoing on the part of Subcontractor or obligates Subcontractor to pay any amount not fully indemnified under this Agreement). AMSC has no obligation to indemnify for any settlement made without its consent or for any claim to the extent lack of prompt notice shall have prejudiced AMSC.
9.3.    Intellectual Property Indemnity
9.3.1.    Indemnity. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold the other Party, its affiliates and each of their respective officers, directors, employees, agents, successors and permitted assigns (the “Indemnified Party”) harmless from and against all liabilities, damages, expenses, judgments and losses (including reasonable attorneys’ fees) (“Losses”) arising from claims raised by any

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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third party alleging infringement, misappropriation or violation of such third party’s intellectual property as a result of the Indemnified Party’s use of products, equipment, technology and/or systems (the “Products”) supplied by the Indemnifying Party, provided that the Indemnified Party provides to the Indemnifying Party prompt written notice of such claim, reasonable assistance in connection with the defense of such claim, and control over the negotiation, litigation, and settlement of such claim.
9.3.2.    Remedy for Infringement.

9.3.2.1.
If the Indemnified Party’s continued use of the Product is restricted or prohibited as a result of any such infringement, misappropriation, or violation of third party rights, Indemnifying Party shall, at Indemnified Party’s option and at no charge to Indemnified Party, and in addition to Indemnified Party’s other rights and remedies under this Section 9.3, (i) obtain for Indemnified Party the right to continue using the such Product; (ii) modify the item(s) in question so that it is no longer infringing (provided that such modification does not degrade the performance or quality of the Product or adversely affect Indemnified Party’s intended use thereof as contemplated in this Agreement); or (iii) replace such item(s) with a non-infringing functional equivalent, provided that Indemnifying Party makes commercially reasonable efforts to ensure that the implementation of such equivalent does not have any adverse impact on Indemnified Party use thereof or performance of any of its business operations related thereto.

9.3.2.2.
If none of Section 9.3.2.1(i), (ii) or (iii) is available to Indemnifying Party after exercising all commercially reasonable efforts, it shall have the right to require Indemnified Party to cease using and to remove the affected Product, provided that Indemnified Party shall maintain all rights and remedies otherwise available under this Section 9.3.

9.3.2.3.
Notwithstanding the foregoing, Indemnifying Party shall not have any obligation of indemnification under Section 9.3 to the extent that such infringement or misappropriation is directly attributable to: (i) modifications made by Indemnified Party or any other party after delivery to Indemnified Party (other than at Indemnifying Party’s direction) if such infringement or misappropriation would not have occurred but for such modification, (ii) the combination of the Product with items not furnished, specified or reasonably anticipated by Indemnifying Party to be used by Indemnified Party or contemplated by this Agreement if such infringement or misappropriation would not have occurred but for such combined use, (iii) any infringement or misappropriation arising from Indemnifying Party’s compliance with Indemnified Party’s designs, specifications, or directions if such infringement or misappropriation would not have occurred but for such compliance and Indemnifying Party had no reasonable basis for knowing that such compliance would result in an infringement or misappropriation, or (iv) any intellectual property or Proprietary Information in which the Indemnified Party or any affiliate of the Indemnified Party has an ownership interest or license (independent of this Agreement).

9.3.3.    Sole Liability. Except to the extent set forth in Section 5, this section states the Indemnifying Party’s sole liability for intellectual property infringement for which the Indemnifying Party is responsible hereunder. If there is a conflict between Section 5.2.1.2 and this Section 9.3., Section 5.2.1.2 shall govern.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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9.4.    Survival. The Parties’ respective indemnity obligations shall survive completion of the work and, in any event, for [***] ([***]) years after the earlier to occur of (a) termination of this Agreement and (b) [***] years from the date of Commissioning; provided that with respect to any claims for indemnification for which a party has provided notice to the other party within such period, the rights and obligations of the parties with respect to such indemnified claims shall continue through the full and final resolution of such claims.

9.5.
Limitation of Liability. EXCEPT WITH REGARD TO CAUSES OF ACTIONS ARISING FROM A PARTY’S OR ITS AFFILIATE’S OR SUBCONTRACTORS’ FRAUD, GROSS NEGLIGENCE OR WILLFUL AND INTENTIONAL MISCONDUCT, A BREACH OF CONFIDENTIALITY OBLIGATIONS OR DAMAGES FOR INDEMNIFICATION FOR BODILY INJURY OR DEATH AS SET FORTH IN, AND SUBJECT TO THE PROVISIONS OF, SECTIONS 9.1 AND 9.2 OF THIS AGREEMENT (COLLECTIVELY, “CAUSES OF ACTION”), THE AGGREGATE LIABILITY OF EACH PARTY, ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUBCONTRACTORS AND SUPPLIERS IN ANY AND ALL CAUSES OF ACTION ARISING UNDER, OUT OF, OR IN RELATION TO THIS AGREEMENT, OR THE PERFORMANCE, BREACH OR TERMINATION OF THIS AGREEMENT SHALL NOT EXCEED TWENTY MILLION DOLLARS (US$20,000,000), REGARDLESS OF WHETHER THE CAUSE OF ACTION ARISES IN TORT, INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY, IN CONTRACT, UNDER STATUTE OR OTHERWISE.

9.6.    Waiver of Consequential Damages. EXCEPT WITH REGARD TO CAUSES OF ACTIONS ARISING FROM A PARTY’S OR ITS AFFILIATE’S OR SUBCONTRACTORS’ FRAUD, GROSS NEGLIGENCE OR WILLFUL AND INTENTIONAL MISCONDUCT, A BREACH OF CONFIDENTIALITY OBLIGATIONS OR DAMAGES FOR INDEMNIFICATION FOR BODILY INJURY OR DEATH AS SET FORTH IN, AND SUBJECT TO THE PROVISIONS OF, SECTIONS 9.1 AND 9.2 OF THIS AGREEMENT, NO PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES.
SECTION 10.INSURANCE
10.1.    AMSC shall provide and maintain in effect during the performance of any AMSC Obligations under the Statement of Work and this Agreement minimum insurance coverage with carriers authorized to conduct business in the State in which the AMSC Obligations is to be done and otherwise reasonably satisfactory to Subcontractor for a period beginning on the Effective Date and remaining in effect for not less than three (3) years from the date of Commissioning, and in no event less than the duration of this Agreement, including: (a) Workers Compensation insurance with statutory limits, as required by the state in which the AMSC Obligations are to be performed; (b) Employer’s liability insurance with limits of not less than one million dollars ($1,000,000.00) each accident for bodily injury by accident, each employee for bodily injury by disease, and policy limit; (c) Commercial general liability (CGL) insurance (with coverage consistent with ISO Form CG 00 01 12 07 or its equivalent with a limit of not less than four million dollars ($4,000,000.00) per occurrence and per project or per location aggregate, covering liability for bodily injury and property damage, arising from premises, operations, independent contractors, personal injury/advertising injury, and products/completed operations . CGL insurance includes coverage for claims against Subcontractor for injuries to AMSC personnel; (d) Automobile liability insurance coverage (including coverage for claims against Buyer for injuries to AMSC personnel) for owned, non-owned, and hired autos with a limit of not less than two million dollars ($2,000,000.00) per accident; (e) Errors and Omissions insurance coverage with a limit of not less than twenty million

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dollars ($20,000,000); and (f) Excess or Umbrella liability insurance coverage (including coverage for claims against Subcontractor for injuries to AMSC personnel) with a limit of not less than twenty million dollars ($20,000,000) per occurrence. These limits apply in excess of each of the above mentioned policies. Excess coverage shall be follow form. The liability limits under Sections 10(c), 10(d) and 10(f) may be met with any combination of primary and Excess or Umbrella Insurance policy limits totaling twenty million dollars ($20,000,000).
10.2.    If any policy is written on a claims made basis, the retroactive date may not be advanced beyond the date of the first Statement of Work and coverage shall be maintained in full force and effect for five (5) years after termination of this Agreement and all Statements of Work. AMSC shall be responsible for any deductibles or self-insured retentions applicable to the insurance provided in compliance with Section 10. To the extent permitted by Applicable Laws, unless otherwise provided, all above-mentioned insurance policies shall:(1) Except for excess/umbrella liability, workers’ compensation and automobile liability insurance be primary and non-contributory to any other insurance carried by Subcontractor; (2) Contain cross-liability coverage as provided under standard ISO Forms’ separation of insureds clause; (3) Provide for a waiver of all rights of subrogation which AMSC’s insurance carrier might exercise against Subcontractor; (4) Not require contribution before any Excess or Umbrella liability coverage will apply; (5) having ratings of A-/VII or better in the Best’s Key Rating Insurance Guide (latest edition in effect at the latest date stated in the Certificate of Insurance; and (6) not include any endorsement limiting coverage available to Subcontractor which is otherwise required by this Section 10.
10.3.    All liability insurance policies shall name Subcontractor and its affiliates and their officers, directors, employees, agents, representatives, affiliates, subsidiaries, successors, and assigns, as additional insureds, shall be primary to any other insurance carried by Subcontractor, and shall provide coverage consistent with ISO Form CG 2026 (11/85), or the combination of ISO Form CG 20 10 04 13 and CG 20 37 04 13, or their equivalents, and shall maintain the required coverages (including but not limited to coverage for claims against Subcontractor for injuries to AMSC Personnel), for a period of not less than five (5) years from the date of termination of this Agreement. AMSC shall provide evidence of the required insurance coverage and file with Subcontractor a Certificate of Insurance acceptable to Subcontractor prior to commencement of the AMSC Obligations.

SECTION 11.	ASSIGNMENT AND AMENDMENT
11.1.    Assignment. This Agreement may not be assigned or transferred, in whole or in part, by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.
11.2.    Amendment. This Agreement may not be amended except by a written instrument, signed by the Parties.
SECTION 12.NOTICES
12.1.    All notices required or permitted to be given under this Agreement shall be in writing and signed by or on behalf of the Party giving it and shall be given by hand delivery, courier or by prepaid recorded airmail to the respective addresses for the Party to receive it as shown below (or at such other address as such Party shall have specified by a notice given to the other Party hereto in accordance with this Section 12.1). All such notices shall be deemed to be given (i) if delivered by hand or courier, when delivered, and

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(ii) if sent by prepaid recorded airmail delivery or regulated airmail post, upon receipt; provided, however, that any delivery made after 5:00 pm on a business day or at any time on a non-business day shall be deemed to be received on the next following business day.

12.1.1.	Notice to AMSC shall be given to:
American Superconductor Corporation
114 East Main Street
Ayer, MA 01432
Attention: [***]
Telephone: [***]
[***]@amsc.com
With a copy to:
American Superconductor Corporation
114 East Main Street
Ayer, MA 01432
Attention: General Counsel
legal@amsc.com

12.1.2.	Notices to Subcontractor shall be given to:
Commonwealth Edison
One Lincoln Center
Oak Brook Terrace, IL 60181
Attention: [***]
office [***]
[***]@exeloncorp.com

With a copy to (which copy shall not be deemed notice):
[***]Ballard Spahr LLP
1735 Market St., Suite 5100
Philadelphia, PA 19103
Telephone: [***]

SECTION 13.	REPRESENTATIONS AND WARRANTIES
13.1.    Organization and Qualification of the Parties. Each Party represents and warrants that it is duly organized, validly existing and in good standing under the laws of the state of its formation and has all necessary power and authority to enter into this Agreement and the agreements contemplated hereunder, including without limitation its agreements with subcontractors to carry out its obligations hereunder. Each Party is duly licensed or qualified to do business and is in good standing in each jurisdiction where such licensing or qualification is necessary to perform its obligations hereunder, except for such failure to license or qualify that would not reasonably be expected to have an adverse effect on such Party’s ability to perform its obligations pursuant to the terms hereof.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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13.2.
Authorization and Authority. The execution and delivery of this Agreement and any ancillary documents related hereto, the performance of each Party of its obligations hereunder are within each Party’s corporate powers and have been duly authorized by all necessary action on the part of each Party. This Agreement has been duly executed and delivered by each Party, and (assuming due authorization, execution and delivery by the other parties thereto) this Agreement constitutes, the legal, valid and binding obligations of each Party enforceable against each Party in accordance with its respective terms, subject only to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

13.3.    Compliance with Laws. Each Party has conducted its business in accordance with all material respects of Applicable Laws and is not in violation of any Applicable Law, except for such failure to comply or violations that would not reasonably be expected to have an adverse effect on such Party’s ability to perform its obligations pursuant to the terms hereof.
13.4.    Except for the permits required to be obtained by Subcontractor set forth on Appendix A, Subcontractor has obtained or will obtain in a timely manner all approvals and consents of third parties necessary for it to perform its obligations under this Agreement.
13.5.    AMSC has obtained or will obtain in a timely manner all approvals and consents of third parties necessary for it to perform its obligations under this Agreement.
13.6.    This Agreement constitutes the valid and binding agreement of the Parties, enforceable against each Party in accordance with its terms, subject only to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
13.7.    AMSC represents that the Refrigeration System (as defined in Appendix A) together with the Bailed Property (as defined below) are sufficient to support, use, operate and maintain the HTS Cable System. This representation shall expire and be of no further force and effect upon Commissioning. Upon Commissioning, Subcontractor shall forever release and waive any and all claims and rights under this Section 13.7, including without limitation its right to rescission. For the avoidance of doubt, nothing in this Section 13.7 shall affect Subcontractor’s rights under Section 16.
SECTION 14.EXPORT REGULATIONS
14.1.    All technical data or commodities of United States origin made available directly or indirectly hereunder shall be used subject to and in accordance with Applicable Laws and regulations of the departments and agencies of the United States Government. Each Party agrees not to export or re-export, directly or indirectly, any technical data of United States origin acquired from the other Party or any commodities using such data to any destination requiring United States Government approval for such re-

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export until a request for approval, if necessary, has been submitted to and granted by the United States Government.
SECTION 15.TRANSFER OF OWNERSHIP
15.1.    Except as otherwise set forth in this Agreement, title and risk of loss of the equipment shall pass to Subcontractor upon Acceptance.
15.2.    The site shall remain under Subcontractor’s control throughout the Project and Warranty Period. Subcontractor shall comply with Subcontractor’s jobsite security procedures and at all times conduct operations under this Agreement in a manner to mitigate the risk of loss, theft, or damage by vandalism, sabotage or any other means to any work, materials, equipment or other property.
SECTION 16.INSPECTION AND WARRANTY

16.1.
Material Warranty. For a period of [***] ([***]) years from date of Commissioning, however not exceeding a maximum period of [***] ([***]) months from the date of shipment of the cable system to Subcontractor (the “Warranty Period”), AMSC warrants that the HTS Cable System, software and materials required to be provided or verified by AMSC pursuant to this Agreement, including Appendix A, AMSC Specific Responsibilities ("Material") and all components thereof, and HTS Cable System as a whole, will: (1) comply with the Specifications for such Materials, including the HTS Cable System as a whole, whether existing on the date hereof or developed pursuant to the terms hereof, and the terms of this Agreement, (2) be free from defects in design, workmanship and materials, (3) be conveyed to Subcontractor with good and merchantable title, (4) be free and clear of all security interests, liens, encumbrances or claims of AMSC, Other Subcontractors and third-party suppliers, (5) be free of any claim of unfair competition, (6) be fit for the particular purpose intended therefor to the extent such purpose is set forth in, or reasonably anticipated by, the Agreement, (7) be sourced, manufactured, sold and delivered in accordance with the then-prevailing Applicable Laws, and industry standards and practices, (8) be fully tested in accordance with the Agreement, (9) be of new or unused manufacture, unless specifically noted otherwise in the Agreement, and (10) be interoperable in accordance with the HTS Cable System requirements and Specifications with the system components in which such Material is installed.

16.2.    Services Warranty. For the duration of the Warranty Period, AMSC warrants that the services required to be provided by AMSC pursuant to this Agreement, including Appendix A, AMSC Specific Responsibilities ("Services") furnished to Subcontractor under this Agreement will: (1) comply with the operational metrics defined as the circuit and HTS Cable System as a whole, shall be able to operate pursuant to the Specifications and at the design ampacity rating and not have to be de-rated because of HTS Cable System deficiencies, (2) be free from defects in design, workmanship and materials, (3) be conveyed to Subcontractor with good and merchantable title, (4) be free and clear of all security interests, liens, encumbrances or claims of AMSC, Other Subcontractors and third-party suppliers, and (5) be free of any claim of unfair competition, (6) fit for the particular purpose intended therefor to the extent such purpose is set forth in, or reasonably anticipated by, the Agreement, (7) be performed in accordance with the then-

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prevailing Applicable Laws, and industry standards and practices, and (8) be fully tested in accordance with the Agreement.
16.3.    Remedies.
16.3.1.    Material. If any Material does not comply with the foregoing warranties and Subcontractor gives AMSC notice of such noncompliance within the Warranty Period, then AMSC will (at its sole expense) promptly correct by repair or replacement any non-conforming Material such that it complies with the foregoing warranties and shall reimburse Subcontractor for the actual and reasonable cost to repair or replace any Subcontractor parties’ property damaged by such non-conforming Material as soon as reasonably possible. [***]. Subject to the limitations in Section 9.5 and 9.6, all costs and expenses associated with the identification of non-conforming Material, repair or replacement of Material or Subcontractor property, including Subcontractor’s and AMSC’s investigations and root cause analyses; gaining access to or removal or replacement of systems, structures or other parts of Subcontractor’s facility and all transportation costs will be paid by AMSC, and Subcontractor may charge AMSC all reasonable expenses of unpacking, examining, repacking and reshipping any rejected Material. All warranties for any repaired or replaced Material will terminate at the end of the Warranty Period.
16.3.2.    Services. If any of the Services do not comply with the foregoing warranties and Subcontractor notifies AMSC within the Warranty Period, then AMSC will (at its sole expense) promptly re-perform the nonconforming Services such that it complies with the foregoing warranties and shall reimburse Subcontractor for the actual and reasonable cost to repair or replace any Subcontractor property damaged by such nonconforming Services as soon as reasonably possible. Subject to the limitations of Section 9.5 and 9.6, all costs and expenses associated with the identification of the non-conforming Services, re-performance of the nonconforming Services and repair or replacement of Subcontractor property, including Subcontractor’s and AMSC’s investigations and root cause analyses; gaining access to or removal or replacement of systems, structures or other parts of Subcontractor’s facility; and all transportation costs will be paid by AMSC. All warranties for any re-performed Services will terminate at the end of the Warranty Period.

16.4.	Inspection.

16.4.1.
DHS. The Parties shall permit DHS to inspect the work performed in the Subcontractor’s and/or its subcontractor’s facility(ies) or by AMSC to the extent required in the Prime Contract as of the date hereof.

16.4.2.
Effect. No inspection, testing, acceptance, payment, or use of any Material or Services will affect the warranties and obligations of AMSC under this Agreement, and such warranties and obligations will survive any such inspection, testing, acceptance, payment, or use.

16.5.
Subcontractor’s Right to Perform. In the event of AMSC’s failure to repair or replace the Material, or AMSC’s failure to re-perform the Services within thirty (30) days of Subcontractor’s notice of noncompliance to AMSC under Sections 16.3.1 and 16.3.2, as the case may be, or such shorter time

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as may be reasonably required to avoid the lapse of any warranty rights with respect to Section 16.7, Subcontractor may correct any deficiencies in the Material or Services, or may purchase replacement Material or Services. Subcontractor may either invoice AMSC for the reasonable cost of correcting the deficiencies (including the costs directly attributable to other services that are required to be performed in connection with the correction of such noncompliance), invoice AMSC for the cost of replacement, or deduct the cost associated with correction or replacement from any payments due or subsequently due AMSC, provided, however, that any third party retained by Subcontractor must comply with the manuals and instructions of AMSC in all material respects, unless otherwise agreed by the Parties in writing, and carry out any such remedy in a workmanlike manner in order for AMSC to be responsible for any subsequent damages under this Section 16.5. AMSC shall not be responsible for damage to the extent resulting from or caused by the failure to comply with such manuals and instructions.

16.6.	Backup Inventory and Bailed Property

16.6.1.
As promptly and as soon as reasonably practicable following execution of this Agreement and no later than the date of Commissioning, AMSC shall deliver to Subcontractor a list of all backup/replacement equipment, supplies, materials, machinery and other items necessary for the operation and maintenance of the HTS Cable System in accordance with this Agreement (collectively, "Backup Inventory"). Such list shall be appended to Appendix E. Upon Commissioning, title to such Backup Inventory will immediately transfer to Subcontractor and such Backup Inventory will at all times remain the property of Subcontractor and be held by Subcontractor.

16.6.2.
Effective as of Commissioning, AMSC hereby assigns to Subcontractor exclusive right, title or interest in and to Backup Inventory, except for AMSC's limited right, subject to Subcontractor's sole discretion, to use the Backup Inventory in the performance of AMSC's obligations under this Agreement. AMSC shall not use the Backup Inventory for any other purpose.

16.6.3.
All replacement parts, additions, improvements, and accessories for such Backup Inventory will automatically become Subcontractor's property. All replacements of Backup Inventory will also be Subcontractor's property. AMSC shall replace any missing components of or inserts to any Backup Inventory.

16.6.4.
AMSC will maintain a written inventory of all Backup Inventory that sets forth a description of all Backup Inventory, and provide a copy of this inventory to Subcontractor upon request. AMSC shall immediately sign any documents reasonably requested by Subcontractor to evidence all of Subcontractor's rights to and interests in Backup Inventory.

16.6.5.
An amount of superconducting wire sufficient to reproduce the longest segment of cable used in this Project ("Bailed Property") shall be held by AMSC throughout the Warranty Period in connection with the Project and upon Commissioning, title to such Bailed Property will transfer to Subcontractor and be held by AMSC on a bailment-at-will basis. At the end of the Warranty Period AMSC shall ship the Bailed Property to Subcontractor.

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16.6.6.
Only Subcontractor has any right, title or interest in and to Bailed Property, except for AMSC's limited right, subject to Subcontractor's sole discretion, to use the Bailed Property in the performance of AMSC's obligations under this Agreement. AMSC shall not use the Bailed Property for any other purpose. AMSC shall not commingle Bailed Property with the property of AMSC or with that of a Person other than Subcontractor or AMSC and shall not move any Bailed Property from AMSC's premises without the prior written approval by Subcontractor. Subcontractor may, at any time, for any reason and without payment of any kind, retake possession of any Bailed Property without the necessity of payment or notice to AMSC, or a hearing or a court order, which rights, if any, are waived by AMSC. Upon Subcontractor's request, Bailed Property will be immediately released to Subcontractor or delivered to Subcontractor by AMSC. AMSC's continued holding of Bailed Property after demand has been made by Subcontractor for delivery will substantially impair the value thereof, and, accordingly, Subcontractor will be entitled to a court order of possession without any need or proving damages or a bond. To the fullest extent permitted by law, AMSC shall not allow any encumbrance to be imposed on or attach to the Bailed Property through AMSC or as a result of AMSC's action or inaction, and AMSC hereby waives any encumbrance that it may have or acquire in the Bailed Property.

16.6.7.
If the bailment relationship described in this Section 16.6 is deemed to be a secured financing transaction, AMSC grants to Subcontractor a continuing security interest in any rights or interests it may have in the Bailed Property.

16.6.8.
AMSC shall bear all risk of loss of and damage to Bailed Property. AMSC shall, at its own expense, for the benefit of Subcontractor, insure all Bailed Property with full and extended coverage for all losses, for its full replacement value, in accordance with the terms of Section 16. AMSC shall, at its sole cost and expense, maintain, repair, refurbish and replace Bailed Property.

16.6.9.
AMSC shall mark all Bailed Property permanently and conspicuously to identify it as the property of Subcontractor, and indicate Subcontractor's name and address. AMSC shall immediately sign any documents reasonably requested by Subcontractor to evidence all of Subcontractor's rights to and interests in Bailed Property. AMSC grants to Subcontractor a limited and irrevocable power of attorney, coupled with an interest, to execute and record on AMSC's behalf any documents with respect to Bailed Property that Subcontractor determines are reasonably necessary to reflect Subcontractor's interest in the Bailed Property.

16.7.
Assignment of Warranties. AMSC shall and does hereby assign to Subcontractor the benefits of the warranties provided by [***] and [***] as attached in Appendix F to AMSC for the Material provided by them hereunder; provided, however, that Subcontractor shall only receive the benefit of such assignment if (1) AMSC ceases to exist prior to the expiration of the Term of the Agreement, or (2) Subcontractor is allowed to repair or replace any Material or re-perform any Services as detailed in the first sentence of Section 16.5 hereof. AMSC will perform its responsibilities so that such warranties remain in full force and effect throughout the Term of this Agreement.

SECTION 17.	MISCELLANEOUS
17.1.    Dispute Resolution: Governing Law. The Parties may attempt to resolve any disputes internally escalating unresolved disputes to the individuals set forth in Section 12.1. Notwithstanding the foregoing, either party may seek relief or bring suit at any time in accordance with the terms set forth below in this Section 17.1. This Agreement shall be construed and interpreted, without giving effect to

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
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principles of conflict of law, in accordance with the laws of the State of Delaware. EACH PARTY IRREVOCABLY CONSENTS TO THE U.S. DISTRICT COURT, OR THE STATE COURT IF THERE IS NO FEDERAL JURISDICTION, LOCATED NEW CASTLE COUNTY, DELAWARE AS VENUE FOR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THESE TERMS AND CONDITIONS OR ANY STATEMENT OF WORK ISSUED HEREUNDER, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.
17.2.    Severability. Should any of the provisions of the Agreement be determined to be unenforceable or prohibited by applicable law, this Agreement shall be considered divisible as to such provisions, which shall then be inoperative; but the remaining provisions hereof shall be valid and binding.
17.3.    No Waiver. No failure or delay on the part of AMSC or Subcontractor in the exercise of any power, right or privilege, and no course of dealing between AMSC and Subcontractor, shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude other or further exercise thereof or the exercise of any other power, right or privilege. Any waiver of any provision of this Agreement, and any consent to any departure by AMSC or Subcontractor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which such waiver or consent was given.
17.4.    Public Statements and Publicity. Except as set forth in this Section 17.4, any public announcement must be mutually agreed upon by the Parties.   AMSC and Subcontractor will work together and prepare a complete list of talking points which can be publicly announced by either Party as needed.  The Parties will review this list of talking points regularly on an as needed basis, but no less than quarterly, and updated if needed based on the status of the Agreement.  All public announcements by the Parties regarding this Agreement will be limited to the contents of this list of talking points.   Notwithstanding the foregoing, AMSC may make any public disclosure required by Applicable Law, as determined by AMSC in its sole and absolute discretion, regarding this Agreement and/or the Project, and, in the event that AMSC makes any such disclosure, AMSC will provide Subcontractor notice of such public disclosure at least four (4) hours prior to making such disclosure.
17.5.    Force Majeure. Neither Party shall be liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement, for any failure or delay in fulfilling or performing any term of this Agreement (except for any obligations to make payments hereunder), when and to the extent such failure or delay is caused by or results from the following force majeure events (“Force Majeure Events”): (a) acts of God; (b) flood, fire, earthquake or explosion; (c) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot or other civil unrest; (d) government order or law; (e) actions, embargoes or blockades in effect on or after the date of this Agreement; (f) action by any Governmental Authority; (g) national or regional emergency; and (h) strikes or labor unrest beyond the reasonable control of the party claiming a Force Majeure Event (“Claiming Party”); (i) shortage of adequate power or transportation facilities beyond the reasonable control of the Claiming Party; and (j) other similar events beyond the reasonable control of the Claiming Party. The Claiming Party shall give notice within three (3) business days of the Force Majeure Event to the other Party, stating a reasonable estimate of the period of time the occurrence is expected to continue. The Claiming Party shall use diligent efforts to end the failure or delay and ensure the effects of such Force Majeure Event are minimized. The Claiming Party shall resume the performance of its obligations as soon as reasonably practicable.
17.6.    Entire Agreement. This Agreement, including all Appendices hereto and such other documents expressly incorporated by reference herein, including the Prime Contract, embodies the entire

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
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Agreement between the Parties with respect to the subject matter hereof, and supersedes all prior agreements or understandings with respect to such subject matter.

17.7.
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Agreement may be executed and delivered by facsimile or by .pdf file and upon such delivery the facsimile or .pdf signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.
AMERICAN SUPERCONDUCTOR CORPORATION        COMMONWEALTH EDISON

By: /s/ Daniel Patrick McGahn        By: /s/ Terence Donnelly

Print Name: Daniel Patrick McGahn        Print Name: Terence Donnelly

Title: Chairman, President & CEO        Title: President and Chief Operating Officer

Date: 10/31/18        Date: 10/31/18

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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APPENDIX A
STATEMENT OF WORK
Overview
This document defines the division of responsibilities between the Parties. In general terms, the intent is that AMSC will provide an HTS cable of the design proven at Testing in Hannover Germany, witnessed by Subcontractor representatives. After signing the parties shall perform subsequent testing on samples from the production cable as necessary to validate the production cable performance is consistent with the previous full cable test witnessed by ComEd. AMSC shall provide, pursuant to the terms hereof, such final cable along with the refrigeration system previously built for use in the Project (the “Refrigeration System”) and controls, systems, software and other materials necessary to operate and maintain the foregoing (collectively the "HTS Cable System"). Installation of the HTS Cable System itself will be AMSC’s responsibility, including verification of Subcontractor's performance of the Subcontractor Responsibilities set forth below. AMSC will also Commission the HTS Cable System, provide support and report on the HTS Cable System’s operation for one year following Commissioning to satisfy its contractual agreement with DHS.
Subcontractor will provide the site, necessary enclosures, foundations, utilities and facilities meeting the Specification to support the installation and operation of the HTS Cable System and its integration into the Subcontractor distribution system. Subcontractor will install such equipment to the extent expressly required by, and in accordance with, the Specification and subject to AMSC’s obligations to install equipment expressly required to be installed by AMSC pursuant to the Specification, such as the HTS cable, terminations and splice, and interconnection piping to connect the HTS cable to the refrigeration system. Subcontractor shall obtain all necessary approvals and permits required for Subcontractor to perform its obligations in connection with the Project.
As used in this Agreement, the term "Specification" or "Specifications" means the written parameters, requirements and other specifications for the installation, operation and maintenance of the HTS Cable System, including the Materials and other software and equipment ancillary thereto and the Services and other tasks required in connection with such installation, operation and maintenance, in each case as set forth in the Agreement (including the Appendix A), as modified pursuant to the mutual written agreement of the Parties, or contained in any written documentation provided by a Party or its subcontractors or suppliers and accepted by the other Party ("Documentation"), and in the case of the Subcontractor Specific Responsibilities in Section 1 through 4 below, the specifications prepared by, and certified to be satisfactory to Subcontractor (“Site Spec”); provided that in the event of a conflict between (a) a specification in any Documentation and (b) any specification set forth in this Agreement, a Site Spec or mutually agreed in writing by the Parties, the specification in subsection (b) shall control over the Documentation.
Subcontractor Specific Responsibilities
The following items are the responsibility of Subcontractor. To the extent these items are related to the HTS Cable System, AMSC will provide technical support as needed or reasonably requested ("AMSC Support").

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1.	Design of the overall substation layout to accommodate the HTS Cable System.

2.	Design, permitting and construction of foundations for HTS cable terminations. [***]. If needed, protection from snow build-up will also be provided.

3.
Design, permitting, construction and installation of a [***] enclosure, with foundations, for the HTS Refrigeration system and ancillary components, control panels and instrumentation. This will include the utilities needed for the refrigeration system. This includes foundations for the refrigeration chillers which are to be mounted outside, but adjacent to, the refrigeration enclosure. A temporary space outside the enclosure is required to place a [***] LN2 tank for the cable initial cooldown process.

4.	Design, procurement, construction and installation of any substation structures and equipment necessary to connect the HTS cable to the [***] substation system.

5.
Trenching, ducts or similar as chosen by Subcontractor for the HTS cable [***]. This must include a [***] or similar for the HTS [***], and provisions for valves and instrumentation at both HTS cable terminations.

6.
Electrical interconnect from HTS cable terminations to the Subcontractor system including all related equipment and installation thereof such as risers, bus work, circuit breakers, monitoring and protection PT’s and CT’s, etc.

7.
Off-load and installation of the Refrigeration system into the Refrigeration enclosure. This will include set-up and connection to the Subcontractor provided enclosure and utilities. Off-load, installation, set-up and connection of the chillers is part of this item.

8.	Connection of AMSC provided controls, alarms and instrumentation to the Subcontractor [***] networks. Programming of [***] for Operations and Engineering, and Remote interfaces is implied.

9.	Intentionally Deleted.

10.
Physical access, security, temporary site office and sanitary facilities for use by employees of AMSC and its contractors during installation and commissioning. This will include secure storage of tools and equipment and a laydown area at site for AMSC and their subcontractors’ materials and equipment required for installation and commissioning.

11.	Temporary power and simple weather shelter to support making outdoor connections.

12.	Monthly progress reports to include schedule, technical and [***] information. [***] information is for comparison to the [***] proposal provided to DHS in the AMSC/ DHS Agreement.

13.	Proof of completion of all Milestones executed by Subcontractor set forth in Schedule 1 to this Appendix A, regardless of whether the Milestone is billable by Subcontractor or not.

14.	Participation in quarterly progress reviews with AMSC and DHS from the project start through the first year of operation.

15.
Support for start-up and commissioning of the HTS Cable System including the Refrigeration System, as expressly set forth in this Agreement, a Statement of Work or written commissioning plan signed by the Parties.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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16.	Expeditious access pursuant to the access procedures set forth in this Agreement, to site to affect parameter changes, adjustments, repairs, or data collection during operation of the cable system.

AMSC Specific Responsibilities
The following items are the responsibility of AMSC. Subcontractor will provide support as needed.

1.
A delivered HTS cable, [***] terminations and [***] of the design which was tested and witnessed by Subcontractor at the [***] facility in September 2016. The cable will be approximately [***] in length. A [***] of suitable length (approximately [***]) will also be provided. Final length to be agreed upon by Subcontractor and AMSC.

2.	Support to engineer the interfaces between the AMSC refrigeration and cable system controller and the Subcontractor [***] network interfaces.

3.	A refrigeration system including controls and chillers, [***].

4.	Installation of the HTS cable, Terminations and [***]. Interconnection piping to connect the HTS cable to the refrigeration system.

5.	Provide the AMSC Support.

6.	Verify that Subcontractor has performed the Subcontractor Responsibilities necessary for commissioning and performance of the AMSC Specific Responsibilities and required by the Specification.

7.	Start-up, cool down and commissioning of the commercially operational HTS Cable System. This will include filling of liquid nitrogen (LN2) as necessary.

8.	Start-up and commissioning of the Refrigeration System. This will include filling of liquid nitrogen (LN2) as necessary.

9.	Delivery of HTS Cable System operating and maintenance manual and training.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
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APPENDIX B
LIMITED RIGHTS PROPRIETARY INFORMATION/GOVERNMENT
PURPOSE RIGHTS DATA AND SOFTWARE

Technical Data/Computer Software To Be Furnished with Restrictions	Basis for Assertion	Asserted Rights Category	Person Asserting Restrictions	Expiration Date
1. Pre-existing integrated HTS/FCL cable data	Developed at private expense outside of Agreement	Limited Rights Proprietary Information	American Superconductor	N/A
2. Pre-existing HTS/FCL cable wire data	Developed at private expense outside of Agreement	Limited Rights Proprietary Information	American Superconductor	N/A
3. Pre-existing stand-alone fault current limiter data	Developed at private expense outside of Agreement	Limited Rights Proprietary Information	American Superconductor	N/A
4. Integrated HTS/FCL cable data developed on this Agreement	Developed under the Letter Contract or this Agreement	Government Purpose Rights	American Superconductor	N/A
5. HTS/FCL cable wire data developed on this Agreement	Developed in part or whole under the Letter Contract or this Agreement	Government Purpose Rights	American Superconductor	N/A
6. Stand-alone fault current limiter data developed on this Agreement	Developed in part or whole under the Letter Contract or this Agreement	Government Purpose rights	American Superconductor or its Stand-alone FCL Subcontractors	N/A
7. Pre-existing Stand-alone fault current limiter data	Developed at private expense outside of Agreement	Limited Rights Proprietary Information	Stand-alone FCL Subcontractors	N/A

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
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APPENDIX B (cont.)

LIMITED RIGHTS PROPRIETARY INFORMATION/GOVERNMENT
PURPOSE RIGHTS DATA AND SOFTWARE

Technical Data/Computer Software To Be Furnished with Restrictions	Basis for Assertion	Asserted Rights Category	Person Asserting Restrictions	Expiration Date
8. Pre-existing HTS cable, cable termination and/or raw materials there-of data	Developed at private expense outside of Agreement	Limited Rights Proprietary Information	[***]	N/A
9. Integrated HTS/FCL cable, cable termination and/or raw materials there-of data developed on the Agreement	Developed in part or whole under the Letter Contract or this Agreement	Government Purpose Rights	[***]	N/A
10. Pre-existing cryogenics and refrigeration system data	Developed at private expense outside of Agreement	Limited Rights Proprietary Information	[***]	N/A
11. All other technical data and computer software developed by American Superconductor or its Other Subcontractors under this Agreement	Developed in part or whole under the Letter Contract or this Agreement	Government Purpose Rights	American Superconductor or its Other Subcontractors, as applicable	N/A

AMSC and its Other Subcontractors reserve the right to supplement the above list of data and software items upon mutual agreement of the Government.
AMSC proprietary data regarding HTS wire, other than the items listed above, will not be delivered under this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Confidential Treatment Requested by
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APPENDIX C
APPENDIX C
RESERVED

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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APPENDIX D
LETTER OF CREDIT

[ISSUER’S LETTERHEAD]
Irrevocable, Unconditional, Standby Letter of Credit

Date of Issuance: [DATE]	Reference Number: [NUMBER] Expiration Date: [DATE]
Applicant: American Superconductor Corporation, a Delaware corporation with offices at [114 East Main Street, Ayer, MA 01432]	Beneficiary: Commonwealth Edison Company, an Illinois corporation with offices at 440 South LaSalle, Chicago, IL 60605
Ladies and Gentlemen:

We hereby issue this Irrevocable, Unconditional, Standby Letter of Credit, with reference number [NUMBER] (”Standby Letter of Credit”), in favor of Commonwealth Edison Company (”Beneficiary”), for the account of American Superconductor Corporation (”Applicant”), and authorize Beneficiary to draw on us at sight, up to an aggregate amount of $5,000,000.

Partial and multiple drawings are permitted under this Standby Letter of Credit. The aggregate amount available under this Standby Letter of Credit at any time shall be the face amount of this Standby Letter of Credit, less the aggregate amount of all partial drawings previously paid to Beneficiary at such time.

The expiration date of this Standby Letter of Credit (“Expiration Date”) is the date that is the fifth anniversary of the date of Commissioning (as such term is defined in the Subcontract Agreement, dated [_______] [__], 2018 between Applicant and Beneficiary, as such agreement may be amended and supplemented from time to time, whether now or hereafter executed, and any replacements or substitutions thereof), provided that if such date is not a Business Day, the Expiration Date shall be the next following Business Day. As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or day on which banking institutions are authorized or required to be closed in the state of Delaware.

Amounts drawn under this Standby Letter of Credit must specify the number of this Standby Letter of Credit, the amount to be drawn, a current contact for Beneficiary including email and telephone number, and wiring instructions for Beneficiary’s account. Any sight draft may be presented to us by electronic, reprographic, computerized or automated system, or by carbon copy, but in any event must visibly bear the word “original” and be presented at the Office for Presentment identified below not later than the Expiration Date. If the document is signed, the signature may consist of (or may appear to us as) an original handwritten signature, a facsimile signature or any other mechanical or electronic method of authentication.

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Beneficiary shall include with any presentation a copy of this Standby Letter of Credit.

We undertake to pay Beneficiary under this Standby Letter of Credit within three (3) business days of receipt by us of a sight draft presented pursuant to the terms of this Standby Letter of Credit. Beneficiary shall receive payment from us by wire transfer to a bank account of Beneficiary, as described in such sight draft. If any sight draft presented under this Standby Letter of Credit does not comply with the terms and conditions hereof, we will advise the contact for Beneficiary by email and telephone within one (1) Business Day and give the reasons for such non-compliance.

This Standby Letter of Credit is irrevocable, unconditional and transferable. This Standby Letter of Credit may be transferred without charge one or more times upon receipt of the written instructions of the Beneficiary.

This Standby Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

This Standby Letter of Credit is governed by and construed in accordance with the laws of the state of Delaware, without regard to conflicts of laws principles.

Very truly yours, [ISSUER’S NAME]
By_____________________ Name: Title: Office for Presentment: [______________________]

APPENDIX E
BACKUP INVENTORY

BACKUP INVENTORY

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List to be provided by AMSC within one hundred eighty (180) days of the Effective Date of this Agreement.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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APPENDIX F
ASSIGNED WARRANTIES

[***]:

1.1.	Performance of Work.

1.1.1
Material Warranty. For a period of [***] ([***]) years from the date that the cable system (“Material”) has been commissioned, however not exceeding a maximum period of [***] from the date of shipment to Subcontractor, Seller warrants that the Material furnished to Buyer under these Terms and Conditions and all components thereof will: (1) comply with the Specifications contained in or developed in accordance with these Terms and Conditions, (2) be free from defects in design, workmanship and materials, (3) be conveyed to Buyer with good and merchantable title, (4) be free and clear of all security interests, liens, encumbrances or claims of Seller, subcontractors and third-party suppliers, (5) be free of any claim of infringement, misappropriation, unfair competition or violation of any third-party right, including intellectual property rights, (6) be fit for the particular purpose intended therefor to the extent such purpose is set forth in the technical specification, (7) be sourced, manufactured, sold and delivered in accordance with the then-prevailing applicable laws, and industry standards as defined in the technical specification, (8) be fully tested in accordance with these Terms and Conditions, (9) be of new manufacture, unless specifically noted otherwise in the Contract Documents.

1.1.2    Services Warranty. For a period of [***] ([***]) years from the date that the services”) have been accepted pursuant to the terms hereof, Buyer has signed a certificate of final completion for the work related to the services, however not exceeding a maximum period of five years plus 2 weeks after written notice of the Seller of final completion of the Service, Seller warrants that the services furnished to Buyer under these Terms and Conditions will: (1) comply with the specifications contained in or developed in accordance with these Terms and Conditions, (2) be free from defects in design, workmanship and materials, (3) be conveyed to Buyer with good and merchantable title, (4) be free and clear of all security interests, liens, encumbrances or claims of Seller, subcontractors and third-party suppliers, and (5) be free of any claim of infringement, misappropriation, unfair competition or violation of any third-party right, including intellectual property rights, (6) fit for the particular purpose intended therefor to the extent such purpose is set forth in the technical specification, (7) be performed in accordance with the then-prevailing applicable Laws, and industry standards as defined in the technical specification, and (8) be fully tested in accordance with these Terms and Conditions.
1.1.3    These warranties are in lieu of any warranty of merchantability and other warranties of any kind, whether express or implied.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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1.2.	Remedies.
1.2.1    Material. If any Material does not comply with the foregoing warranties and Buyer gives Seller notice of such noncompliance within the applicable Material warranty period set forth in this Article 7, then Seller will (at its sole expense) promptly correct by repair or replacement any non-conforming Material. The decision whether to repair or replace any non-conforming Material will be made with the concurrence of Buyer and the repair or replacement will be scheduled consistent with Buyer’s operating requirements so as to minimize loss of production or use of the Material, other material or of any plant or equipment of which the Material is a part. Notwithstanding any other provisions in these Terms and Conditions to the contrary, all costs and expenses associated with the identification of non-conforming Material, repair or replacement of Material or Buyer’s or Commonwealth Edison’s (“ComEd”) property, including Buyer’s and Seller’s investigations and root cause analyses; gaining access to or removal or replacement of systems, structures or other parts of Buyer’s facility and all transportation costs will be paid by Seller, and Buyer may charge Seller all expenses of unpacking, examining, repacking and reshipping any rejected Material. All warranties for any repaired or replaced Material will be [***] ([***]) years from the date of repair or replacement.
1.2.2    The forgoing warranty shall in no event extend to:
- Material that have been subject to misuse, mishandling, neglect accidence, damage by circumstances beyond the Seller´s reasonable control,
- Material that has been repaired, modified or replaced by Byer or any third party without Seller´s prior written authorization.
1.2.3    Services. If any of the services do not comply with the foregoing warranties and Buyer notifies Seller within the applicable services warranty period set forth in this Article 7, then Seller will (at its sole expense) promptly re-perform the nonconforming services and reimburse Buyer for the cost to repair or replace any Buyer’s or ComEd’s property damaged or otherwise adversely affected by such non-conformance. Notwithstanding any other provisions in these Terms and Conditions to the contrary, all costs and expenses associated with the identification of the non-conforming services, re-performance of the nonconforming services and repair or replacement of Buyer’s or ComEd’s property, including Buyer’s and Seller’s investigations and root cause analyses; gaining access to or removal or replacement of systems, structures or other parts of Buyer’s facility; and all transportation costs will be paid by Seller. All such re-performed services and repairs will be performed on a schedule to be agreed upon by Buyer. The warranty for any such re-performed services will be [***] ([***]) years from the date of re-performance of the services
1.3.    Inspection.
1.3.1    Buyer’s inspection, testing, or payment, will not affect the warranties and obligations of Seller under these Terms and Conditions or these Terms and Conditions, and such warranties and obligations will survive any such inspection, testing, or payment, or use.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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1.4.    Buyer’s Right to Perform.
1.4.1    In the event of Seller’s failure to repair or replace the Material within a reasonable period of time, or Seller’s failure to re-perform the Services within a reasonable period of time, in accordance with the terms hereof, Buyer, after notice to Seller, may correct any deficiencies in the Material or Services, or may purchase replacement Material or Services. Buyer may either invoice Seller for the cost of correcting the deficiencies (including the costs directly attributable to other services that are required to be performed in connection with the correction of such deficiencies), invoice Seller for the cost of replacement, or deduct the cost associated with correction or replacement from any payments due or subsequently due Seller.
1.5.    Assignment of Warranties.
1.5.1    Seller consents to Buyer’s assignment to ComEd of all of Buyer’s rights, benefits and interests of every kind arising out of this Section 7. In the event that ComEd reaches out directly to Seller, Seller agrees that it shall provide the benefits of the warranties under this Section 7 to ComEd to the full extent as if ComEd were the Buyer herein.
1.6.    Liability
1.6.1    In the case of damage caused negligently or in case of expenses incurred for supplementary performance, the liability of the Seller shall be limited to [***]% of the contract price per incidence of loss, with a total of [***]% of the contract price. Compensation for indirect damage, for lost profits and loss of production are excluded. The limitation or exclusion of liability applies regardless of the basis of claim (e.g. contract – including indemnification – or tort) and also in favour of the vicarious agents of the Seller, unless mandatory law provides otherwise. In the case of damages caused intentionally, the liability of the Seller is unlimited.

[***]:
[***] agrees to supply a warranty to ComEd pursuant to the terms of that certain [***]. Additional [***] agreement signed by and among, AMSC, [***] and ComEd dated ____________________, 2018.

Confidential Portions of this Exhibit marked as [***] have been omitted pursuant to a request for
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Appendix G
Proposed DHS Amendment
[***]

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[***]

ATTACHMENT 4

STATEMENT OF WORK
[***]

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ATTACHMENT 6

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Updated Payable Milestones

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ATTACHMENT 7

Updated Schedule of Payments

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